UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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Filed by a Party other than the Registrant [ ]

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[   ]           Preliminary Proxy Statement
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[X]           Definitive Proxy Statement
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[   ]           Soliciting Material Under Rule 14a-12

Cleveland BioLabs, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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May 17, 2013

To Our Stockholders:

You are cordially invited to attend the 2013 annual meeting of stockholders of Cleveland BioLabs, Inc. to be held at 10:00 a.m. Eastern Time on June 14, 2013 at the company’s headquarters, 73 High Street, Buffalo, NY 14203.  Details regarding the meeting, the business to be conducted at the meeting, and information about Cleveland BioLabs, Inc. that you should consider when you vote your shares are described in this proxy statement.

           At the annual meeting, eight persons will be elected to our Board of Directors.  In addition, we will ask stockholders to ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2013, to approve on an advisory basis the compensation of our named executive officers, as disclosed in this proxy statement, to approve the Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan, a copy of which is attached as Appendix A to this proxy statement, and to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 160,000,000.  The Board of Directors recommends the approval of each of the five proposals.   Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting.  Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy.  Regardless of the number of shares you own, please vote your shares as soon as possible.  For your convenience, you may vote by telephone by calling toll-free at 1-866-894-0537 or via the Internet at http://www.cstproxyvote.com and following the instructions on the enclosed proxy card. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Cleveland BioLabs, Inc.  We look forward to seeing you at the annual meeting.

Sincerely,

DAVID C. HOHN, M.D. Chairman of the Board

May 17, 2013

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m. Eastern Time

DATE:	June 14, 2013

PLACE:	Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York 14203

PURPOSES:

1.	To elect eight directors to serve one-year terms expiring at the 2014 Annual Meeting;

2.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To approve by an advisory vote the compensation of our named executive officers;

4.	To approve the Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan, a copy of which is attached as Appendix A to this proxy statement;

5.	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 80,000,000 to 160,000,000; and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Cleveland BioLabs, Inc. common stock at the close of business on April 16, 2013, the record date. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 73 High Street, Buffalo, New York 14203.

All stockholders are cordially invited to attend the annual meeting.  Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Leah Brownlee, J.D. Corporate Secretary Buffalo, New York

Cleveland BioLabs, Inc.

73 High Street

Buffalo, New York 14203

(716) 849-6810

PROXY STATEMENT FOR THE CLEVELAND BIOLABS, INC.

2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

JUNE 14, 2013

This proxy statement, along with the accompanying notice of the 2013 Annual Meeting of Stockholders, contains information about the 2013 Annual Meeting of Stockholders of Cleveland BioLabs, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. Eastern Time, on June 14, 2013, at the company’s headquarters, 73 High Street, Buffalo, New York 14203.

In this proxy statement, we refer to Cleveland BioLabs, Inc. as “Cleveland BioLabs,” “CBLI,” “the Company,” “we,” “us” and “our.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about May 20, 2013, we will begin sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2012 annual report, which includes our financial statements on form 10-K for the fiscal year ended December 31, 2012 and a copy of Form 10-K/A for the fiscal year ended December 31, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 14, 2013

This proxy statement and our 2012 annual report to stockholders are available for viewing, printing and downloading at http://www.cstproxy.com/cbiolabs/2013.  To view these materials, please follow the instructions on the website or the proxy card you received. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2012 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors” section of our website at http://cbli.client.shareholder.com/annuals.cfm.   You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

Cleveland BioLabs, Inc. 73 High Street Buffalo, New York 14203 Attention: Corporate Secretary

Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company soliciting my proxy?

The Board of Directors of Cleveland BioLabs, Inc. (the “Board”) is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders to be held at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203, on June 14, 2013, at 10:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting.  The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and a copy of Form 10-K/A for the fiscal year ended December 31, 2012 because you owned shares of Cleveland BioLabs, Inc. common stock on April 16, 2013, the record date.  The Company intends to commence distribution of the proxy materials to stockholders on or about May 20, 2013.

Who can vote?

Only stockholders who owned our common stock at the close of business on April 16, 2013 (the “record date”) are entitled to vote at the Annual Meeting.  On the record date, there were 44,930,826 shares of our common stock outstanding and entitled to vote.  Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares.  Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting.  For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Seating will be limited.

What do I need to present for admission to the Annual Meeting?

You will need to present proof of your record or beneficial ownership of common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

How many votes do I have?

Each share of our common stock that you own entitles you to one vote.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy.  All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against all, some or none of the nominees for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals.  If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below.  Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet or telephone.

•
By mail.  If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 7:00 p.m. Eastern Time on June 13, 2013.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record.” This proxy statement, the notice of annual meeting, the proxy card, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and a copy of Form 10-K/A for the fiscal year ended December 31, 2012 have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” This proxy statement, the notice of annual meeting, the proxy card, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and a copy of Form 10-K/A for the fiscal year ended December 31, 2012 have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2013;

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement (advisory vote);

•	“FOR” the approval of the Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan, a copy of which is attached as Appendix A to this proxy statement; and

•	“FOR” the approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 80,000,000 to 160,000,000.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment.  At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting.  You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

•
by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your non-voted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) and the amendment to the Company’s Restated Certificate of Incorporation (Proposal 5 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire.

A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee no longer has the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matter related to executive compensation. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to executive compensation, including for the proposal to approve the Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan, no votes will be cast on these proposals on your behalf.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for 2013, our Audit Committee of our Board will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.  Although the advisory vote is non-binding, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approval of the Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock 80,000,000 to 160,000,000
The affirmative vote of a majority of the shares of the Company’s common stock having voting power outstanding on the record date for the annual meeting is required to approve the amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 80,000,000 to 160,000,000.  Abstentions will have the same effect as an “against” vote. Brokerage firms have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as an “against” vote.

Could other matters be decided at the Annual Meeting?

As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies.  Our directors, employees and MacKenzie Partners, Inc. may solicit proxies in person or by telephone, fax or email.  We will pay these employees and directors no additional compensation for these services but MacKenzie Partners, Inc. will be paid at its customary fee of approximately $10,000 plus out-of-pocket expenses if it solicits proxies.  We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their customers and to obtain authority to execute proxies.  We will then reimburse them for their expenses.

What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who are the persons selected by the Board to serve as proxies?

Yakov Kogan and C. Neil Lyons, the persons named as proxies on the proxy card and voting instruction card accompanying this proxy statement, were selected by the Board to serve in such capacity.  Yakov Kogan is the Chief Executive Officer of the Company and C. Neil Lyons is the Chief Financial Officer of the Company.

Who will count the vote?

At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed by us for the meeting.

Is there a list of stockholders entitled to vote at the Annual Meeting?

Yes. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing May 24, 2013, and continuing through the date of the Annual Meeting, at our principal offices located at 73 High Street, Buffalo, New York 14203.

Can I access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders on the Internet?

Our Annual Report to Stockholders for the year ended December 31, 2012, containing financial and other information pertaining to us, is being furnished to stockholders with this proxy statement.  The notice of annual meeting of stockholders, proxy statement, proxy card, Form 10-K, Form 10-K/A and Annual Report to Stockholders are available on the Internet at http://www.cstproxy.com/cbiolabs/2013 and are also available on our website at www.cbiolabs.com under the link “Investors.”

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Eastern Time, on June 14, 2013 at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203.  When you arrive at the Company’s headquarters, signs will direct you to the appropriate meeting rooms.  You need not attend the Annual Meeting in order to vote.

Householding of annual disclosure documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Continental Stock Transfer & Trust Company, by calling their toll free number, 1-866-894-0537.

If you do not wish to participate in “householding” and would like to receive your own set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder of CBLI and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•
If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 1-866-894-0537 or writing them at 17 Battery Place, 8th Floor, New York, New York 10004, Attn: Proxy Department.

•
If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by Continental Stock Transfer & Trust Company:

•	following the instructions provided on your proxy card;

•	following the instructions provided when you vote over the Internet; or

•	going to http://www.cstproxy.com/cbiolabs/2013 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 13, 2013 for (a) the executive officers named in the Summary Compensation Table in the section titled “Executive Officer and Director Compensation,” (b) each of our directors and director nominees, and (c) all of our current directors and executive officers as a group. As of May 13, 2013, to our knowledge, there were no stockholders that beneficially owned more than 5% of our common stock.  Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of May 13, 2013 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 44,930,826 shares of common stock outstanding on May 13, 2013.

Shares Beneficially Owned
Name and Title	Number		Percent

Directors and Executive Officers
David C. Hohn	79,584	(1)	*
Director, Chairman of the Board
James J. Antal	260,258	(2)	*
Director
Julia R. Brown	-		*
Director
Paul E. DiCorleto	235,656	(3)	*
Director
Bernard L. Kasten	251,998	(4)	*
Director
Anthony J. Principi	-		*
Director
Randy S. Saluck	332,100	(5)	*
Director
Yakov Kogan	1,380,443	(6)	3.0%
Director, Chief Executive Officer
Michael Fonstein	1,659,874	(7)	3.7%
Director, President
Andrei Gudkov	2,002,979	(8)	4.4%
Director, Chief Scientific Officer
C. Neil Lyons	101,523	(9)	*
Chief Financial Officer
Jean Viallet	25,000	(10)	*
Chief Development Officer
All current directors and executive officers as a group (12 persons)	6,329,415		13.3%

 *             Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

 (1)           Includes 70,000 shares issuable upon the exercise of options to purchase common stock.

 (2)           Includes 225,000 shares issuable upon the exercise of options to purchase common stock. Also includes 35,258 shares held by a trust of which Mr. Antal and members of his family are trustees.

 (3)           Includes 210,000 shares issuable upon the exercise of options to purchase common stock.

 (4)           Includes 225,000 shares issuable upon the exercise of options to purchase common stock. Also includes 10,000 shares held by a trust of which Dr. Kasten and members of his family are trustees and 2,000 shares held through a brokerage account in the name of Dr. Kasten’s daughter, over which Dr. Kasten has voting and investment power.

 (5)           Includes 95,000 shares and 63,900 shares of common stock that can be acquired through the exercise of options that are directly owned by Mr. Saluck. Also included are 81,000 shares, 25,000 shares issuable upon the exercise of warrants to purchase common stock, and 67,200 shares of common stock that can be acquired through the exercise of options, all of which are owned by Mortar Rock LP.  Mr. Saluck has voting power and investment power over these shares and investment power over these shares and warrants as he is the Managing Member of Mortar Rock Capital Management, LLC which manages Mortar Rock LP. The shares of common stock that can be acquired through the exercise of options represent options that were purchased through the open market and were not issued under the Company’s Equity Incentive Plan.

 (6)           Includes 585,609 shares issuable upon the exercise of options to purchase common stock. Also includes 87,475 shares of common stock underlying options to purchase common stock and 44,859 shares of common stock issued to Ms. Leah Brownlee, who is employed by us as Vice President - Compliance and Operations and Corporate Secretary. Dr. Kogan disclaims beneficial ownership over the shares beneficially owned directly by Ms. Brownlee. See “Certain Relationships and Related Person Transactions.”

 (7)           Includes 485,609 shares issuable upon the exercise of options to purchase common stock and 585,065 shares owned jointly with his wife.

 (8)           Includes 485,609 shares issuable upon the exercise of options to purchase common stock.

 (9)           Includes 81,250 shares issuable upon the exercise of options to purchase common stock.

 (10)         Consists of 25,000 shares issuable upon the exercise of options to purchase common stock.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

On May 7, 2013, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate David C. Hohn, James J. Antal, Paul E. DiCorleto, Yakov Kogan, Andrei Gudkov, Julia R. Brown, Anthony J. Principi, and Randy S. Saluck for election at the Annual Meeting for a term of one year to serve until the 2014 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Two members of our current Board, Bernard L. Kasten and Michael Fonstein, will retire from the Board at the meeting, following the expiration of their current terms.

Set forth below are the names of all of our current directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years.  Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each nominee should serve as a director is set forth below.

Name	Age	Position with the Company

David C. Hohn, M.D. (1)	71	Director, Chairman of the Board
James J. Antal (1)	62	Director
Julia R. Brown	66	Director
Paul E. DiCorleto, Ph.D. (1)	61	Director
Bernard L. Kasten, M.D.	66	Director
Anthony J. Principi, J.D.	69	Director
Randy S. Saluck, J.D., MBA	47	Director
Yakov Kogan, Ph.D., MBA	40	Director, Chief Executive Officer
Michael Fonstein, Ph.D.	53	Director, President
Andrei Gudkov, Ph.D., D.Sci.	56	Director, Chief Scientific Officer
____________
(1)  Member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

David C. Hohn, M.D.  Dr. Hohn has served as one of our directors since June 2011 and was appointed Chairman of our board in April 2013. From March 1997 to April 2007, Dr. Hohn served as President and Chief Executive Officer of the Roswell Park Cancer Institute and Principal Investigator on Roswell Park’s National Cancer Institute Cancer Center Support Grant. Dr. Hohn retired from his position as President and Chief Executive Officer at Roswell Park Cancer Institute in April, 2007, assuming the title of President and Chief Executive Officer Emeritus and serving as its part-time Executive Director of Health Policy, a position in which Dr. Hohn serves as an advisor to management regarding federal health care policy. Additionally, Dr. Hohn serves as a member of the Conflict of Interest Committee at Roswell Park. Prior to joining Roswell Park, Dr. Hohn served as the Vice President for Patient Care at the M.D. Anderson Cancer Center in Houston, Texas. Until 2012, Dr. Hohn has been active in New York State cancer control initiatives with the American Cancer Society. In 2011, Dr. Hohn was also tasked with leading the planning for the development of a new pediatric hematology and oncology unit in the soon-to-be constructed John R. Oishei Childrens Hospital, a joint project between Roswell Park and the Kaleida Health System. From 2004 to 2007, he was also a former Chair of the board of directors and member of the Executive Committee of the National Comprehensive Cancer Network, an alliance of 21 leading cancer centers, and serves as a member (and former Vice Chair) of the New York State Stem Cell Research (NYSTEM) Board. Since 2008, Dr. Hohn has served as a member of the board of directors of Calspan University of Buffalo Research Center (CUBRC), a non-profit contract research corporation that is a subsidiary of the State University of New York. Dr. Hohn has previously served as a member of a number of Western New York civic and professional boards, including Hauptmann-Woodward Medical Institute, Buffalo Niagara Partnership and the Buffalo Philharmonic Orchestra. Dr. Hohn received his undergraduate degree in Chemistry in 1964 at the University of Illinois at Urbana and his Doctorate of Medicine in 1970 from the University of Illinois College of Medicine at Chicago. Dr. Hohn has significant experience in oncology and medical research, coupled with his experience leading a major cancer research center, and, as a result, provides our board with valuable knowledge to the benefit of the Company.

James J. Antal  Mr. Antal became a member of our board in July 2006. Mr. Antal served as Chief Financial Officer of Experian Group Ltd. from 1996 to 2001 and as Chief Investment Officer from 2001 to 2002. Experian is a leading global provider of consumer and business credit information, direct marketing information services, and integrated customer relationship management processes. From 1997 to 2002, he also served on the board of directors of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp. Starting in 2002, Mr. Antal served as an advisor to the board of directors for Plexus Vaccine, Inc., a biotech company, until it was acquired by SIGA Technologies in 2004. In December 2004, he joined the SIGA board of directors, and also currently serves on its audit and corporate governance committees. From May 2004 to August 2005, he was engaged as the Chief Financial Advisor to the Black Mountain Gold Coffee Co. From July 2005 to August 2009, he served on a part-time basis as Chief Financial Officer of Pathway Data Inc., a privately-held company engaged in consumer credit notification and identity theft assistance services. Mr. Antal earned a Bachelor of Science degree in Business Administration with an Accounting major from the Ohio State University in 1973. He became a Certified Public Accountant (Ohio) in 1975. Mr. Antal’s experience in accounting and finance, particularly with respect to biotechnology companies and public reporting companies make him an important asset to our board and a qualified Audit Committee Chairman.

Julia R. Brown Ms. Brown has served as one of our directors since April 2013. Ms. Brown has held a variety of executive positions over her 40 year career in the pharmaceutical industry. From January 2000 to July 2003, Ms. Brown was Executive Vice President of Amylin Pharmaceuticals, Inc., responsible for commercial operations. She served as Advisor to the CEO until 2008. Prior to joining Amylin, Ms. Brown was Executive Vice President of Dura Pharmaceuticals, Inc. Ms. Brown spent over 25 years with Eli Lilly and Company in progressively more senior roles including Vice President of IVAC Corporation and General Manager of its Vital Signs Division and Vice President of Worldwide Marketing for Hybritech. Ms. Brown is currently a member of the board of directors of Targacept, Inc. and serves as chair of its compensation committee. She is also a member of the board of directors of Biodel Inc. and serves as chair of its compensation committee and is a member of its nominating and governance committee. Previously, she served on the board of directors of Labopharm, Inc. (acquired by Paladin Labs Inc.) and Tanox, Inc. (acquired by Genentech, Inc.). She is a member of the National Association of Corporate Directors and Women Corporate Directors. Ms. Brown is Vice Chair of Corporate Directors Forum. Ms. Brown is Chair Emerita of the board of trustees of the UC San Diego Foundation and is currently a member of the board of CONNECT, an organization that fosters innovation, entrepreneurship and the formation of new companies in southern California. Ms. Brown is a graduate of Louisiana Tech University where she studied microbiology and biochemistry. Ms. Brown provides our board with drug development and corporate governance expertise.

Paul E. DiCorleto, Ph.D.  Dr. DiCorleto has served as one of our directors since June 2003. Since 2002, he has served as the Chair of the Cleveland Clinic Lerner Research Institute and Chair of the Department of Molecular Medicine at the Case Western Reserve University School of Medicine. Dr. DiCorleto’s research focuses on the molecular and cellular basis of atherosclerosis. He has been with the Cleveland Clinic since 1981, having served previously as Chair of the Department of Cell Biology, as an Associate Chief of Staff of Cleveland Clinic, and as a current member of the Clinic’s Board of Governors and Board of Trustees. On a national level, Dr. DiCorleto has chaired multiple National Institute of Health and American Heart Association review panels, as well as several national conferences on research into heart and vascular disease. He has published over 100 articles in his field. Dr. DiCorleto is a Community Trustee of Cleveland State University and a member of the Association of American Medical College’s Advisory Panel on Research. Dr. DiCorleto received his undergraduate training in chemistry at Rensselaer Polytechnic Institute and his doctorate in biochemistry from Cornell University. Dr. DiCorleto’s research background, with an emphasis on cell and molecular biology, provides our board with an experienced non-management perspective on the Company’s research and development activity.

Bernard L. Kasten, M.D.  Dr. Kasten became a member of our board in July, 2006 and was the Chairman of our board from August 2006 until April 2013. From 1995 to 2004, Dr. Kasten served at Quest Diagnostics Incorporated where he was Chief Laboratory Officer and most recently Vice President of Medical Affairs of its MedPlus Inc. subsidiary. Dr. Kasten served as a director of SIGA Technologies from May 2003 to December 2006, and as SIGA’s Chief Executive Officer from July 2004 through April 2006. Dr. Kasten has served as the Chairman of the board of GeneLink Inc. since April 2007 and as Chief Executive Officer since December 2010. Dr. Kasten has served as a director of Enzo BioChem Inc. since January 2008. Dr. Kasten is also a director of several privately held companies. Dr. Kasten is a graduate of the Ohio State University College of Medicine. His residency was served at the University of Miami, Florida, and he was awarded fellowships at the National Institutes of Health Clinical Center and National Cancer Institutes, Bethesda, Maryland. He is a diplomat of the American Board of Pathology with certification in anatomic and clinical pathology with sub-specialty certification in Medical Microbiology.

Anthony J. Principi, J.D.  Mr. Principi has served as one of our directors since April 2013. Mr. Principi serves as principal of The Principi Group, a consulting firm. From 2005 through 2010, he was Senior Vice President of Government Relations of Pfizer, Inc. Prior to joining Pfizer, Inc., Mr. Principi served as Secretary of the U.S. Department of Veterans Affairs from 2001 through 2005. In 2005, he served as the Chairman of the Defense 2005 Base Realignment and Closure Commission. Prior to becoming Secretary of the U.S. Department of Veterans Affairs, Mr. Principi was President of QTC Medical Services Inc. from 1999 through 2001 and Senior Vice President of Lockheed Martin IMS from 1995 through 1996. Prior to joining Lockheed Martin IMS, Mr. Principi was Chief Counsel and Staff Director of the U.S. Senate Armed Services Committee from 1993 through 1994, and was Chief Counsel and Staff Director of the U.S. Senate Committee on Veterans’ Affairs from 1984 through 1988. Mr. Principi serves as a director and member of the corporate governance and compensation and evaluation committees of Mutual of Omaha. He is also a member of the board of directors of Engility Holdings, Inc. and is a member of its compensation committee and its nominating/corporate governance committee. Mr. Principi served as Executive Chairman of QTC Management, and was a director of Perot Systems Corporation. Mr. Principi received a Bachelor of Science from the U.S. Naval Academy and a Juris Doctor from Seton Hall University School of Law.  Mr. Principi provides our board with expertise in public health and government affairs.

Randy S. Saluck, J.D., MBA Mr. Saluck has served as one of our directors since May 2013. Mr. Saluck has been the Managing Member of Mortar Rock Capital Management, LLC and the Portfolio Manager of Mortar Rock Capital LP, a value-oriented investment fund, since 2005. From 2002 to 2005, Mr. Saluck was a portfolio manager at the investment fund of Meisenbach Capital, LP and, from 2000 to 2002, Mr. Saluck was a senior analyst at Tyndall Partners, LLC, which invested in value-oriented equities and distressed debt. From 1999 to 2000, Mr. Saluck was an analyst at Highfields Capital Management, LLC, where he was responsible for special situations and risk arbitrage. Prior thereto, Mr. Saluck was an investment banker focused on mergers and acquisitions involving a variety of industries at Salomon Brothers Inc. Before becoming an investment banker, Mr. Saluck was a corporate and securities attorney, working at Cahill Gordon & Reindel LLP and then Tenzer Greenblatt LLP.  As an attorney, Mr. Saluck worked with numerous small capitalization companies assisting them in the execution of their financing and strategic plans. He received a Bachelor’s degree from the University of Pennsylvania, a Juris Doctor degree from the University of Virginia and an MBA from the Wharton School of the University of Pennsylvania with a concentration in finance and accounting. Mr. Saluck currently serves on the Board of Directors of the Connecticut Region of the Anti-Defamation League. Mr. Saluck provides our board with stockholder perspective and experience in public finance and investor relationships.

Yakov Kogan, Ph.D., MBA  Dr. Kogan has served as one of our directors since our inception in June 2003. Dr. Kogan has served as our Chief Executive Officer since June 2012. Previously, he served as our Chief Operating Officer from February 2008 until June 2012 and as our Interim Chief Executive Officer from January 2012 until June 2012. Dr. Kogan also served as our Executive Vice President of Business Development from our inception until February 2008. From 2002 to 2003, he was Director for Business Development at Integrated Genomics where he was responsible for commercial sales and expansion of the company’s capital base. Prior to his tenure in business development, Dr. Kogan worked as a Group Leader/Senior Scientist at Integrated Genomics and ThermoGen, Inc. and as Research Associate at the University of Chicago. Dr. Kogan holds a Ph.D. degree in Molecular Biology from All-Union Research Institute of Genetics and Selection of Industrial Microorganisms (VNIIGenetika) (Moscow, Russia), as well as an MBA degree from the University of Chicago Graduate School of Business. Dr. Kogan’s day-to-day leadership as Chief Executive Officer provides our board with intimate knowledge of our operations.

Michael Fonstein, Ph.D.  Dr. Fonstein has served as our President and as one of our directors since our inception in June 2003. Dr. Fonstein also served as our Chief Executive Officer from June 2003 until January 2012. Previously, he served as Director of the DNA Sequencing Center at the University of Chicago from its creation in 1994 to 1998, when he left to found Integrated Genomics, Inc. located in Chicago, Illinois. He served as Chief Executive Officer and President of Integrated Genomics, Inc. from 1997 to 2003. Dr. Fonstein has won several business awards, including the Incubator of the Year Award from the Association of University Related Research Parks. He was also the winner of the KPMG Illinois High Tech Award.

Andrei Gudkov, Ph.D., D. Sci.  Dr. Gudkov has served as one of our directors and as our Chief Scientific Officer since our inception in June 2003. Prior to 1990, he worked at The National Cancer Research Center in Moscow, where he led a broad research program focused on virology and cancer drug resistance. In 1990, he reestablished his lab at the University of Illinois at Chicago where he became a tenured faculty member in the Department of Molecular Genetics. His lab concentrated on the development of new functional gene discovery methodologies and the identification of new candidate cancer treatment targets. In 2001, Dr. Gudkov moved his laboratory to the Lerner Research Institute at the Cleveland Clinic where he became Chairman of the Department of Molecular Biology and Professor of Biochemistry at Case Western Reserve University. In May 2007, Dr. Gudkov joined Roswell Park Cancer Institute, where he is the Senior Vice President of Basic Science and Chairman of the Department of Cell Stress Biology. Dr. Gudkov provides our board with invaluable insight into the scientific direction of the Company.

Committees of the Board of Directors and Meetings

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each comprised entirely of directors who are “independent” as that concept is defined in the corporate governance listing requirements of the NASDAQ Marketplace Rules.  Each Committee has a written charter that is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Each of Ms. Brown, Drs. DiCorleto and Hohn and Messrs. Antal, Principi and Saluck is independent under The NASDAQ Marketplace Rules and the Securities Exchange Act of 1934 (the “Exchange Act”).

Meeting Attendance.  The Board has adopted a policy specifying that it is the responsibility of each director to attend all meetings of the Board and all meetings of the committees of the Board on which he or she serves. During the fiscal year ended December 31, 2012, there were 13 meetings of our Board.  No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal year 2012, except Dr. Gudkov.

The Board has adopted a policy requiring that each director makes every effort to attend each annual meeting of stockholders. All seven directors then in office attended our annual meeting of stockholders held in 2012.

It is also the policy of the Board to hold executive sessions of non-employee directors at each regularly scheduled Board meeting and, if any of the non-employee directors are not independent, to hold executive sessions of the independent directors at least twice per year. Each of the non-employee directors in fiscal year 2012 was determined by the Board to be independent.

Audit Committee.  Our Audit Committee met six times during fiscal year 2012.  This committee currently has three members, Mr. Antal (Chairman) and Drs. DiCorleto and Hohn.

All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by The NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Antal is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

The Audit Committee generally has direct responsibility and oversight for our accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance. More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and the independent auditor; review the financial statements and disclosures provided in our quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor.

Compensation Committee.  Our Compensation Committee met 14 times during fiscal year 2012.  This committee currently has three members, Mr. Antal (Chairman) and Drs. DiCorleto and Hohn.

The Compensation Committee determines and approves the compensation level of executive officers based on an evaluation of their performance in light of our goals and objectives. The Compensation Committee also considers our performance and relative stockholder return, the level and value of similar incentive awards prevalent in the industry, and awards given to executive officers in past years. The Compensation Committee also has the authority to recommend to the Board compensation for directors and the form of this compensation. The Compensation Committee makes recommendations to the full Board with respect to the adoption, amendment, termination, or replacement of both incentive compensation plans and equity-based plans. The Compensation Committee has the power to retain professionals to assist in the evaluation of director and executive compensation, and has the sole authority to retain and terminate any such professional and to approve the professional’s fees. The Compensation Committee may also establish subcommittees of entirely independent directors to evaluate special or unique matters.

For a discussion concerning the processes and procedures for determining executive and director compensation, see “Compensation Discussion and Analysis” and “Executive Officer and Director Compensation.”

Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Nominating and Corporate Governance Committee.  Our Nominating and Corporate Governance Committee met one time during fiscal year 2012 and has three members, Drs. Hohn (Chairperson) and DiCorleto and Mr. Antal.

The Nominating and Corporate Governance Committee generally has responsibility for identifying candidates who are eligible under the qualification standards set forth in our Corporate Governance Guidelines and recommending such eligible individuals to serve as members of the Board. It also makes recommendations to the Board concerning the structure and membership of other Board committees. The Nominating and Corporate Governance Committee is also charged with considering matters of corporate governance generally and reviewing and recommending to the Board, periodically, our corporate governance principles.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our Second Amended and Restated By-Laws, “—Nominating Procedures” below and “Proposals of Stockholders” at the end of this proxy statement.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which it reviews from time to time, to assist the Board in fulfilling its responsibility to exercise its business judgment in what it believes to be the best interests of our stockholders. The Corporate Governance Guidelines are posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Code of Ethics for Senior Executives and Independent Directors and Code of Conduct

The Board has adopted a Code of Ethics for Senior Executives and Independent Directors that is specifically applicable to our independent directors, executive officers and senior financial officers, including our principal executive officer and principal financial officer. The Code of Ethics for Senior Executives and Independent Directors is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.” We have also adopted a Code of Conduct in order to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which we are subject. The Code of Conduct is applicable to all of our employees, officers and directors, and is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Board Leadership Structure

Our Corporate Governance Guidelines describe our policies concerning, among other things, the role of the Board and management, proper Board functions, independence, and committee matters. The positions of Chairman of the Board and Chief Executive Officer are currently held by different persons, although we do not have a policy requiring that to be the case. Instead, our Board has the authority to choose its Chairman in any way it deems best for us at any given point in time. Accordingly, our Board reserves the right to vest the responsibilities of the Chief Executive Officer and Chairman in the same person or in two different individuals depending on what it believes is in our best interest. At this time, our Board has determined that separation of these roles most appropriately suits us. Dr. Hohn is qualified to serve as our Chairman given his extensive management and corporate governance experience. Further, our Board believes that this division of roles allows our Chief Executive Officer to focus more of his efforts to achieving the goals and objectives of our strategic plan. Our Board believes that there is no single leadership structure that would be most effective in all circumstances and, therefore, retains the authority to modify our Board’s structure to best address our circumstances as and when appropriate.

Role of Our Board in Risk Oversight

The Board, as a whole and at the committee level, has overall responsibility for overseeing our risks, including general oversight of our executive officers’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of our Board in reviewing our strategic plan is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

At the committee level, the Compensation Committee oversees the management of risks relating to our executive compensation. The Audit Committee oversees our risk policies and processes related to the quality and integrity of our accounting, auditing and financial reporting practices, including our audited and unaudited financial statements and internal controls. The Audit Committee is also responsible for addressing risks arising from related party transactions. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest.

Nominating Procedures

As described above, we have a standing Nominating and Corporate Governance Committee and its charter is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

The Nominating and Corporate Governance Committee considers many factors when considering candidates for the Board and strives for the Board to be comprised of directors with a variety of experience and backgrounds, who have high-level managerial experience in a complex organization, and who represent the balanced interest of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include strength of character, mature judgment, specialized expertise, relevant scientific and technical skills, diversity, level of education, broad-based business acumen, experience and understanding of strategy and policy-setting and the extent to which the candidate would fill a present need on the Board. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee believes that it is essential that the Board members represent diverse viewpoints, with a broad array of experiences, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of our stockholders.

In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Nominating and Corporate Governance Committee or stockholder-recommended nominee. However, the Nominating and Corporate Governance Committee does believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with their performance as a director. In the case of current directors being considered for renomination, the Nominating and Corporate Governance Committee will also take into account the director’s history of attendance at meetings of the Board or its committees, the director’s tenure as a member of the Board, and the director’s preparation for and participation in such meetings.

The Nominating and Corporate Governance Committee considers candidates for the Board from any reasonable source, including stockholder recommendations. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the proposal. The Nominating and Corporate Governance Committee has the authority under its charter to hire consultants or search firms to assist in the process of identifying and evaluating candidates. Candidates are recommended to the Board after consultation with the Chairman of the Board.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating and Corporate Governance Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of stockholders must comply with our Second Amended and Restated By-Laws regarding stockholder proposals and nominations. See “Proposals of Stockholders” contained herein.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to Cleveland BioLabs, Inc. Board of Directors, c/o Office of the Secretary, 73 High Street, Buffalo, New York 14203. The Office of the Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed. From time to time, the Board may change the process or means by which stockholders may communicate with the Board or its members. Please refer to our website, www.cbiolabs.com, for any changes in this process.

Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. The Board elects officers annually and such executive officers serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Age	Position

C. Neil Lyons, CPA	56	Chief Financial Officer
Jean Viallet, M.D.	55	Chief Development Officer

 C. Neil Lyons, CPA  Mr. Lyons has been our Chief Financial Officer since September 2011. Mr. Lyons has over 30 years of experience related to operations, finance, SEC compliance, complex financial transactions, strategy, information systems and corporate governance. Prior to joining the Company, from April, 2005 until August, 2011, Mr. Lyons served as Chief Financial Officer and Treasurer of RegeneRx Biopharmaceuticals, Inc., where he led several financial transactions, identified and captured government grant opportunities, directed investor relations activities, developed financial models and implemented investment strategies and employee benefit programs. From 2003 until 2005, Mr. Lyons founded and was the principal of Ironbridge Consulting, a firm that provided financial consulting services, to businesses in the Washington D.C. metro area. From 1998 until 2003, Mr. Lyons was the Vice President, Finance, of SkyBridge Limited Partnership, an international satellite broadband start-up affiliated with Alcatel, where he secured significant amounts of capital and was an active participant in acquisition and joint venture activities. Prior to that, Mr. Lyons served in various positions at Bell Atlantic (now Verizon), from 1996 to 1998, HFS, Inc., a major Department of Defense contractor from 1990 to 1996, and practiced public accounting with Deloitte and Arthur Young from 1979 to 1990. Mr. Lyons is a certified public accountant and received a Bachelor of Science degree in accounting, magna cum laude, from Florida Southern College.

 Jean Viallet, M.D.  Dr. Viallet joined the Company as our Chief Development Officer in April 2013. Prior to joining us, Dr. Viallet established Viallet Oncology Consulting, LLC after serving as the Chief Medical Officer of Precision Therapeutics, Inc. from October 2011 to March 2012. Prior to this, Dr. Viallet held various positions at Gemin X Pharmaceuticals, Inc. as its Vice President of Clinical Development from November 2002 to December 2006, as its Chief Medical Officer from January 2007 to December 2009 and as its Executive Vice President and Chief Medical Officer from January 2010 to June 2011, culminating in a successful strategic acquisition by Cephalon, Inc. Prior to serving at Gemin X Pharmaceuticals, Inc., Dr. Viallet held senior clinical oncology development positions at GlaxoSmithKline plc from May 2001 to November 2002 and Sanofi from August 1996 to May 2001. Dr. Viallet has also served in several clinical and academic posts at Hospital Notre Dame, Montreal General Hospital, McGill University, and the University of Montreal. Dr. Viallet earned a medical degree from the University of Montreal in Montreal, Quebec, Canada.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This section explains our executive compensation program for 2012 as it relates to our “named executive officers,” or “NEOs,” listed below whose compensation information is presented in the tables following this discussion.

Name	Title

Dr. Yakov Kogan	Chief Executive Officer (1)
Dr. Michael Fonstein	President (2)
Dr. Andrei Gudkov	Chief Scientific Officer
Mr. C. Neil Lyons	Chief Financial Officer
____________
(1) Dr. Kogan became our Interim Chief Executive Officer, effective January 23, 2012, and our Chief Executive Officer, effective June 13, 2012.
(2) Dr. Fonstein was our President and Chief Executive Officer from June 5, 2003 through January 23, 2012. He resigned from the position of Company’s Chief Executive Officer on January 23, 2012 and remains our President.

Executive Summary

Our Compensation Committee believes that our executive compensation program is appropriately designed to incentivize our NEOs to work for our long-term prosperity through pay-for-performance incentives, is reasonable in comparison with the levels of compensation provided by our peer group companies, discourages our NEOs from assuming excessive risks, and reflects a reasonable cost. We believe our NEOs are critical to the achievement of our corporate goals, through which we can drive stockholder value. We therefore give considerable thought to the design and administration of our NEO compensation program.

Our NEO compensation packages are designed around the following principles:

•	Align long-term incentive opportunities with stockholder value creation;
•	Attract, motivate and retain qualified individuals to contribute to our growth and success;
•	Provide competitive compensation opportunities consistent with industry practices where we compete for talent; and
•	Maintain a reasonable and responsible cost structure.

The major aspects of our executive compensation program include the following:

•	Competitive Base Pay: The Compensation Committee regularly reviews base pay benchmark data to confirm that our NEOs’ base pay is in-line with industry practice and whether to make any adjustments.
•
Strong Pay-for-Performance Principles: A majority of our NEOs’ total potential compensation is contingent on achieving short-term corporate goals as defined in our annual Executive Compensation Plan, referred to in this discussion as our Annual Plan, and our Long-term Executive Compensation Incentive Plan, referred to in this discussion as our Long-term Plan. Our Annual Plan is intended to focus our NEOs on achieving annual value-driving clinical development goals, pre-commercialization.  Our Long-term Plan currently has a performance period that expires on December 31, 2016, and is intended to incentivize our NEOs to attain our commercialization goals, either through out-licensing, marketing approval or direct product sales.

•
Responsible Severance Compensation. Our NEOs’ employment agreements generally provide the executive with severance benefits only if the executive’s employment is involuntarily terminated, or employment terminates due to death or disability. The severance benefits provided in these agreements in the event of an involuntary termination are limited to six months of base salary, and in the event of termination due to death or disability are limited to a maximum of 18 months base salary, and we do not provide any tax gross-up payments.

•	Limited Executive Benefits. We do not offer executive benefits such as car allowances, personal security, financial planning advice, tax preparation services or club memberships.
•	Stockholder Approval Required to Reprice Options. Our current equity plans do not permit repricing of underwater stock options held by our NEOs or other employees without prior stockholder approval.

We held our first stockholder advisory vote on executive compensation in 2011. When determining how often to hold an advisory vote on executive compensation, our Board recommended and our stockholders agreed upon, an annual vote. In 2012, approximately 86.3% of the votes cast approved our executive compensation described in our prior year’s proxy statement. The Compensation Committee considered the results of our 2011 and 2012 stockholder advisory votes an endorsement of its compensation policies, practices and philosophy for our named executive officers and has not made changes to its practices as a result of such votes.

Compensation Setting Process

Overview

The overall objectives of our compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals and objectives within our strategic plan, and to align executive compensation with stockholder interests. To achieve these objectives, we have developed an overall compensation strategy, including specific goals that tie the majority of our NEOs’ compensation to performance.

When creating an NEO’s overall compensation package, the Compensation Committee considers the different components of our compensation elements in light of the role the NEO will play in achieving our near term and longer term goals, as well as the compensation packages provided to similarly situated executives at companies we consider to be our peers. Our NEOs’ compensation components are: Base salary, the Annual Plan and the Long-term Plan, as discussed more thoroughly in this section. We do not predetermine an allocation of the overall compensation to be represented by the various compensation elements. Rather, the Compensation Committee’s intention is that the incentives provided by the Annual Plan and the Long-term Plan provide a majority of the NEOs’ total compensation. As a result, historically, approximately 50% or more of our NEOs total potential compensation has been at risk in any given fiscal year. Our Compensation Committee believes that having a significant portion of our executives’ compensation package at risk has contributed to cultivating a culture in which our NEOs aggressively pursue our corporate performance and strategic goals as they know that their take home pay, to a large extent, depends upon our performance and, to some extent, their contribution to our performance. Additionally, the incorporation of significant equity incentives is designed to mitigate the risk that our NEOs will pursue short-term outcomes at the expense of long-term stockholder value. Performance-based annual cash and stock option compensation awards under our Annual Plan may be made based on the achievement of short-term corporate goals designed to incentivize the executives to create stockholder value and attain short-term performance objectives. Our short-term corporate goals are currently developmental in nature because our product pipeline is pre-commercialization. The corporate goals vary year-to-year, but generally include value-adding achievements such as contract/grant funding, timely completion of research and development objectives, financial performance and cash flow management and stock performance. Performance-based long-term awards under our Long-term Plan are made based on the achievement of corporate commercialization objectives that address out-licensing, drug approval and product sales. The Long-term Plan has a term of three and a half years, was first implemented in June 2012 and expires in December 2016. Any awards granted under the Long-term Plan can be settled in either cash or equity, as determined in the Compensation Committee’s discretion.

We believe that the combined mix of these three pay elements allows us to provide a competitive, cost-effective, total compensation package to our NEOs, largely based on achievement of value-driving milestones. More specifically, the Compensation Committee believes this structure aligns a majority of the NEOs’ potential compensation to performance.

Role of the Chief Executive Officer

The Chief Executive Officer has no role in setting his compensation and is specifically excluded from any discussions related to his compensation. However, the Chief Executive Officer recommends to the Compensation Committee for its approval, proposed corporate performance and strategic goals and their relative weighting for the upcoming fiscal year for the Annual Plan and the Long-term Plan, as well as provides input on the level of attainment of the prior year’s goals, for purposes of determining awards under the Annual Plan and Long-term Plan for all our NEOs, including the Chief Executive Officer. Finally, the Chief Executive Officer regularly provides input to the Compensation Committee during the course of the year regarding the performance and compensation of our other NEOs.

Compensation Committee Decision-making Process

The Compensation Committee approves the compensation packages for all NEOs. When determining the base salary and equity incentive compensation awards, the Compensation Committee considers the ongoing feedback it has received during the prior year from the Chief Executive Officer regarding the performance of each executive, benchmark data, compensation for new executive hires, as well as high-level strategic issues, such as new trends, plans or approaches to compensation. The Compensation Committee also considers the results of our stockholder advisory votes on executive compensation.

In addition, the Compensation Committee approves the goals and performance target levels relevant to our Annual Plan and Long-term Plan. Generally, the Compensation Committee’s process for determining Annual Plan and Long-term Plan awards involves: (i) the determination of target award levels, (ii) the establishment of performance goals, and (iii) an evaluation of our actual performance in relation to the performance goals. In 2012, the Compensation Committee approved an adjustment in the Annual Plan cash bonus target levels for all of our NEOs except for Dr. Gudkov from 20% to 30% of “CBLI-only” base compensation, and approved an increase in the Annual Plan cash bonus target level for Dr. Gudkov from 40% to 60% of his annualized cash consulting retainer. Cash and equity compensation under the Annual Plan and Long-term Plan represents a majority of our NEOs’ total potential compensation, which means that a large portion of our NEOs’ potential compensation is at risk. The Compensation Committee and our full board typically set the performance goals of the Annual Plan at the beginning of each year and at the beginning of the Long-term Plan’s performance period. The Compensation Committee recognizes that the research and development environment in which management operates is dynamic, requiring changes as new discoveries are made, or opportunities present themselves. As such the Compensation Committee retains discretion to make upward and downward adjustments to final awards based on the Compensation Committee’s assessment of both the Company’s and the executive’s personal performance. When considering the levels of bonus compensation to award, the Compensation Committee also reviews the individual performance of our NEOs and considers the recommendations of our Chief Executive Officer.

Role of Compensation Consultants

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee in carrying out its delegated duties. We have not historically hired an outside consulting firm to evaluate our compensation practices or provide recommendations to our Compensation Committee in order to preserve cash to fund our operations. Rather, the Compensation Committee has relied upon significant internally-developed benchmark data to guide its decisions.

Compensation Benchmarking

In any year the Compensation Committee may benchmark the compensation for our NEOs with that of executives with similar positions in our industry, adjusting for known or perceived differences between our NEO’s experience and levels of responsibility with the job descriptions reflected for the generalized survey data. Typically, the Chair of the Compensation Committee performs a benchmark analysis once ever two years, but additional studies may be performed periodically as determined as necessary or desirable by the Compensation Committee. In December 2012, at the request of our Compensation Committee, our Chief Financial Officer performed a benchmark analysis using two sources: (i) publicly-traded biotechnology companies with market capitalizations of $250 million or less, with the sample having a median market capitalization of $100M, and (ii) the Radford Global Life Sciences data for 2011 for biotechnology companies having between 50 – 150 employees. The Compensation Committee determined that these criteria were appropriate in selecting the peer companies for the study given that we had a market capitalization of $82 million, and that the Radford survey data was appropriate because at such time we had 85 employees. Results of that study, which compare published 2011 data to our current NEO compensation structure is depicted below.

		NEO Salary (1) /	2011 Proxy Survey (3)		2011 Radford Survey
Position	Compensation Type	Target Cash Bonus % (2)	Median	Mean	50th percentile

Chief Executive	Base pay	$430,000	$488,750	$529,091	$439,300
Officer	Target cash bonus %	30%	50%	49%	50%

President (4)	Base pay	$355,000	$301,250	$316,245	$400,000
	Target cash bonus %	30%	30%	29%	40%

Chief Scientific	Base pay	$223,677	$331,540	$312,095	$300,000
Officer (5)	Target cash bonus %	60%	35%	36%	Not Available

Chief Financial	Base pay	$254,500	$306,373	$323,259	$300,000
Officer	Target cash bonus %	30%	33%	36%	35%
____________
(1) The salary in this table represents the NEO's annualized rate of base pay as of December 31, 2012 from CBLI and its majority-owned subsidiaries, where applicable. Actual compensation for the year ended December 31, 2012 can be found in the Summary Compensation Table later in this document.

(2) For CBLI NEOs, the target cash bonus % is applied against the “CBLI-only base pay” as illustrated in the table below under the heading “2012 Executive Compensation Summary,” i.e. only a portion of the salary figures presented above for Drs. Kogan, Fonstein and Gudkov would qualify. For the survey data, the target cash bonus is expressed as a percent of the salary figures presented.

(3) This survey included the following companies: Celldex Therapeutics, Inc., Sarepta Therapeutics, Inc., Threshold Pharmaceuticals, Inc., Novavax, Inc., Geron Corporation, Progenics Pharmaceuticals Inc., BioCryst Pharmaceuticals, Inc., SIGA Technologies, Inc., Peregrine Pharmaceuticals, Inc., Cytokenetics Incorporated, Hemispherx Biopharma, Inc., CytRx Corporation, PharmAthene, Inc., Cyclacel Pharmaceuticals, Idera Pharmaceuticals, Inc., GenVec, Inc. and Aeolis Pharmaceuticals, Inc. The median market capitalization of these companies was $100 million.

(4) If the survey company did not have a separate President, the position benchmarked was the next highest-level position.

(5) The Chief Scientific Officer is a part-time consulting position for CBLI. Our Chief Scientific Officer is paid a monthly cash consulting fee in lieu of a base salary.

Evaluations

The Compensation Committee evaluates the performance of our executive officers in light of performance goals and objectives established for the Annual Plan and Long-term Plan at least once a year. Based upon these evaluations, the Compensation Committee determines the annual compensation for our executive officers, including base salary, cash consulting fees, cash bonus and equity compensation. In its evaluation of the NEOs, the Compensation Committee considers, among other things, the following:

•	overall management of the Company;
•	progress achieved by our drug candidates;
•	stockholder return;
•	the maintenance of successful relationships with our board and stockholders;
•	our financial performance with respect to the preparation of and compliance with our budget, including capital reserves;
•	success in securing new government contracts and grants and other third-party funding, and progress under such contracts and other funding arrangements once obtained; and
•	regulatory compliance (including compliance with NASDAQ rules, the securities laws, FDA regulations, etc.).

Typically, the Compensation Committee meets at least twice per year to make compensation decisions for our NEOs, with greater frequency if necessary. The Compensation Committee also meets and confers regularly in executive session. The Compensation Committee met 14 times during 2012.

The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Chief Executive Officer and our other executive officers, as needed. From time-to-time, various members of our management, as well as outside advisors, may make presentations to the Compensation Committee. The Compensation Committee charter grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as the authority to obtain, at our expense, advice and assistance from external advisors that the Compensation Committee considers appropriate in the performance of its duties. As part of its deliberations, the Compensation Committee may review financial reports, projections, operational data, tax and accounting information. The Compensation Committee also considers historical base salary, bonus and equity information including: (1) equity grant history; (2) vested and unvested potential gain on equity awards using an assumed selected series of stock prices at points in time; and (3) stock option exercise history, in its compensation decisions. In determining 2012 NEO compensation, the Compensation Committee also considered the recommendations of our Chief Executive Officer and each executive’s individual performance.

2012 Executive Compensation Summary

The following table summarizes our 2012 salaries and targeted annual incentive bonuses and equity awards for our NEOs.  Of note, Drs. Kogan, Fonstein and Gudkov are also compensated by our majority-owned subsidiaries for their service on the boards of directors of the subsidiaries and for their strategic guidance. It is only the base cash compensation paid to them directly by CBLI that is eligible for incentive bonuses under our Annual Plan and no bonus is paid under our Annual Plan with respect to the cash compensation paid by the majority-owned subsidiaries.

	Source of Cash Compensation				Number of Stock
Position	CBLI	Majority-owned Subsidiaries (1)	Total Cash Compensation	Incentive Bonus Target (2)	Options Awarded (3)

Dr. Yakov Kogan (4)	$310,438	$85,000	$395,438	30%	-
Dr. Michael Fonstein (5)	$303,749	$85,000	$388,749	30%	-
Dr. Andrei Gudkov (6)	$138,677	$85,000	$223,677	60%	-
Mr. Neil Lyons	$255,485	$-	$255,485	30%	-
____________
(1) Drs. Kogan, Fonstein and Gudkov each receive an annual cash retainer of $50,000 for serving on the board of directors of Incuron, LLC and an annual cash retainer of $35,000 for serving on the board of directors of Panacela Labs, Inc.

(2) The incentive bonus target is applied as a percentage of the "CBLI–base pay,” in determining actual cash bonus awards. The maximum potential incentive bonus award level is 200% of the target amount.

(3) The target stock option award levels were approved for the 2012 Annual Plan, to be granted if we achieved our 2012 performance goals. No stock options were granted to the NEOs for their 2012 performance.

(4) Dr. Kogan was named Chief Executive Officer on June 13, 2012 at which time his CBLI compensation was increased from $266,685 to $345,000 per year.

(5) Dr. Fonstein resigned from his position as Chief Executive Officer on January 23, 2012, retaining the position of President. On June 13, 2012 his CBLI compensation was reduced from $341,356 to $270,000.

(6) Dr. Gudkov serves as our Chief Scientific Officer on a part-time basis.

2012 Base Cash Compensation

The purpose of base salary is to provide a level of fixed compensation to our NEOs in order to attract and retain executives with the qualifications desired for the particular position. The Compensation Committee reviews base salaries annually, and usually considers adjusting base salaries to reflect our performance over the preceding year while considering the annual base salary increase trend data reflected by the benchmark data. These guidelines are used throughout our Company in determining appropriate base salary increases for all our employees. For 2012, the Compensation Committee’s aim, in line with CBLI’s general philosophy to set target compensation levels that are competitive while maintaining a reasonable cost structure, was to approve 2012 CLBI base salary increases based upon our 2011 performance levels.  Based upon its evaluation of our 2011 performance levels, in January 2012 the Compensation Committee generally approved 1.8% increases in base compensation for all of our NEOs. In approving such increased base cash compensation levels for 2012, the Compensation Committee specifically considered our stock price performance during 2011, the attainment of 14 out of 17 of our targeted operating milestones for 2011, and attainment of our targeted operating cash flow goals.  For Drs. Kogan, Fonstein and Gudkov, the Compensation Committee approved an increase in income from our majority-owned subsidiaries of $35,000 each due to their increased activities providing strategic guidance to our newly-formed subsidiary, Pancela Labs, Inc.

Dr. Kogan’s annual CBLI-only base pay was increased by 1.8% in January 2012 from $261,975 to $266,685. In June 2012, upon being appointed Chief Executive Officer, Dr. Kogan’s annual CBLI-only base pay was increased to $345,000 in light of his increased responsibilities in that role. Dr. Kogan’s additional compensation from our majority-owned subsidiaries remained unchanged at $85,000.  Dr. Fonstein’s annual 2012 base salary was increased by 1.8% in January 2012 from $335,320 to $341,356. In June 2012, Dr. Fonstein’s annual CBLI-only base salary was decreased to $270,000 in light of his decreased responsibilities as he was no longer serving as our Chief Executive Officer. Dr. Fonstein’s additional compensation from our majority-owned subsidiaries remained unchanged at $85,000.

Incentive Compensation

The Compensation Committee, in its discretion, may establish incentive plans and otherwise award cash and/or equity bonuses to our executive officers. The amounts of both the cash and equity bonuses are determined based on performance, which is evaluated annually under the Annual Plan, and periodically as goals are achieved under the Long-term Plan. The cash and equity bonuses for each of our executive officers is based on various factors, including, among others, the achievement of various operating milestones based on scientific and business goals, our financial performance, the performance of our stock, and our establishment and compliance with satisfactory corporate governance practices. The operating milestones used in the evaluation of our annual incentive compensation are based on annual proposals made by our executive officers, which are then evaluated and ultimately approved by the Compensation Committee. Commencing in fiscal year 2012, incentive compensation for our executive officers is determined, in part, based on certain individual goals for each of our executive officers that will be agreed upon annually. We believe that annual incentive bonuses motivate and encourage our executive officers to fulfill the short-term goals required for our long-term strategic plan.

2012 Annual Plan - Cash Bonuses. The target annual cash bonus awarded to each executive officer under the Annual Plan is determined based on a percentage of such executive officer’s base salary paid by CBLI directly, i.e. payments from majority-owned subsidiaries are not included in the base salary calculation for such purposes. The target cash bonus levels for 2012 were set at 30% of base salary, with a maximum potential bonus of 60% of base salary, except for Dr. Gudkov. Dr. Gudkov’s target cash bonus was set at 60% of his annualized cash consulting retainer, with a maximum potential bonus of 120% of his annualized cash consulting retainer. Dr. Gudkov’s incentive compensation percentages in relation to his base cash compensation are doubled to reflect the lesser amount of cash compensation paid to him in his consulting role and that the consulting services that he provides are critical to the attainment of our performance goals. These target bonus levels for 2012 were approved by our Compensation Committee after taking into account the benchmarking study as well as the financial condition of the Company. Our executive officers were eligible for a 2012 cash bonus under the Annual Plan based on the following formula:

CBLI-only Base Salary (or annual cash consulting retainer)	X	Bonus Target	X	Performance Factor	=	Annual Cash Bonus Amount
		(expressed as a percentage of base salary)		(based on the performance over the past year based on the evaluation factors)

The performance goals established for the annual cash bonus plan for 2012 by the Compensation Committee were as follows:

Goal	Weighting

Entolimod biodefense program - achieve full agreement with the FDA regarding the pivotal animal protocols, completion of filing various reports with the FDA and maintain Federal contracting compliance	24%

Initiate a second oncology trial with Entolimod	4%

Finalize preclinical work on CBL0137 program	12%

Subtotal clinical goals	40%

December 31, 2012, achieve share price of $5.00 by December 31, 2012	20%

Meet operating financial forecast	20%

Subtotal corporate goals	80%

Individual goals	20%

Total	100%

2012 Annual Plan - Equity Bonuses. The Compensation Committee believes that granting stock options provides executive officers with a strong economic interest in maximizing stock price appreciation over the long term. The Compensation Committee also believes that the practice of granting stock options can be useful in retaining and recruiting the key talent necessary to ensure our continued success. This element of compensation has been governed by the Cleveland BioLabs, Inc. Equity Incentive Plan, as amended (the “Equity Plan”). The Equity Plan is administered by our Compensation Committee, which reviews executive management’s recommendations concerning stock option grants, and determines the number of stock options to be granted to each person, and the terms and conditions of any stock options as permitted under the Equity Plan. The exercise price of stock options is based on the value of a share of our common stock on the date of grant. The options, therefore, do not have any value to the executive officer unless the market price of our common stock rises, which aligns the interests of our executive officers with those of our stockholders. Through these option grants, we seek to emphasize the importance of improving the performance of our stock price, increasing stockholder value over the long term.

Our target stock option bonus for 2012 under the Annual Plan was set at 125,000 stock options for each NEO, with a maximum of 250,000 stock options. The Compensation Committee determined in its subjective judgment that these target awards levels were appropriate to provide sufficient incentives to the NEOs to attain our 2012 performance goals. The target number of options approved for the Annual Plan were not granted during 2012, and would be granted only upon subsequent approval of the Compensation Committee after reviewing our actual performance levels for 2012. If granted, such stock options would be immediately fully vested on the applicable grant date, and would have an exercise price per share equal to the value of our stock on the applicable grant date.

Actual 2012 Annual Plan Awards.  In January 2013, the Compensation Committee determined that in light of our cash position at December 31, 2012, and the lack of returns to our investors as evidenced by our stock price on such date, it would disregard the level of attainment of the 2012 performance goals. As such, no 2012 cash bonuses would be awarded under our Annual Plan, and none of the 2012 targeted stock options would be granted.

Rather, the Compensation Committee determined that it would be appropriate to grant our NEOs stock option grants, with such options to be automatically granted in accordance with our equity grant guidelines two trading days after our blackout trading period ended on May 9, 2013. The options were granted on May 13, 2013 and will vest only if our stock has an average closing price of $5.00 or more for five consecutive trading days, subject to the NEOs continued services with us through such date. The number of shares subject to each option was based on an overall dollar value equal to 30% of CBLI-only base pay as of December 31, 2012 (60% for Dr. Gudkov), and divided by the per share Black-Scholes value of each option as determined on the grant date.

2012 Long-Term Executive Compensation Plan

On June 13, 2012, the Compensation Committee approved a 2012 Long-term Plan, which includes three major milestone performance goals for our NEOs. These goals are:

Goal #1 – Approval of a BLA for Entolimod (previously known as CBLB502) for treatment as a single agent to reduce the risk of death following total body irradiation during or after radiation disaster (medical radiation countermeasure (“MRC”) application);

Goal #2 – Entolimod MRC - Cumulative Firm Orders (all countries exceed $100 million);

Goal #3 – Cumulative proceeds from upfront and milestone payments from licensing deals for any CBLI compounds exceed $12 million (the licensing deals done for the compounds from our subsidiaries will be adjusted by the percentage of CBLI ownership when the licensing agreement is executed).

These goals were selected for our 2012 Long-term Plan as they were determined by the Compensation Committee to be the best indicators of achieving increased value. The applicable payout levels for attainment of each goal were determined in the Compensation Committee’s subjective judgment to be at levels sufficient to incentivize our NEOs to attain such goals, and that the benefit to the Company of such attainment was greater than the cost. Under the 2012 Long-term Plan, awards would be paid to each NEO upon achievement of each strategic objective, subject to the NEO’s continued services with us through such attainment, as outlined below.

Upon achievement of Goal #1 in the United States, each NEO will be paid a bonus equal to 100% of their CLBI base salary or cash consulting retainer, as applicable, as determined by reference to their respective base salary and cash retainer levels in effect on the applicable Goal #1 achievement date.

Upon the first occurrence of the achievement of Goal #1 in Australia, Brazil, Canada, China, European Union, India, Japan, Mexico or Russian Federation, each NEO will be paid a bonus equal to 33% of their base salary or cash consulting retainer, as applicable, as determined by reference to their respective base salary and cash retainer levels in effect on the applicable Goal #1 achievement date. In addition to the above described bonuses, upon the achievement of Goal #1 in the United States or in another country listed above, an amount equal to 100% of the total of the executive team’s aggregate bonus amount will be placed into an employee bonus pool to be distributed to non-executive employees of CBLI, with such bonus amounts allocated at the sole discretion of the executive team.

The following percentages of cumulative firm order/licensing proceeds will be paid to each executive upon achievement of each strategic goal/milestone:

•
Upon achievement of Goal #2 or Goal #3, 4% of any cash that the Company receives from all cumulative orders/licensing payments will be allocated to an executive bonus pool, which will be distributed among the members of the executive team, with the allocation among the executive team members to be determined on a pro-rata basis based on 100% of then current CBLI annual base salaries or cash consulting retainer, as applicable, with respect to each NEO.

•
An additional 1% of all received cumulative orders/licensing payments will be allocated to an employee bonus pool, which will be distributed among the Company’s non-executive senior employees on a pro rata basis based on salary.

Based on the Company’s cash position when a goal is achieved, the Compensation Committee will determine whether the incentive payouts will be made in the form of cash or stock, or a combination of both. The 2012 Long-term Plan will expire on December 31, 2016 and no amount will be payable under the Long-term Plan for any goal not achieved by that date.

Severance and Change in Control Agreements

We also provide certain of our executive officers with severance and change of control arrangements in their employment contracts. We believe that severance and change of control packages are a common characteristic of compensation for executive officers. They are intended to provide our executive officers with a sense of security in making the commitment to dedicate their professional careers to our success. Due to our size relative to other public companies and our operating history, we believe that severance and change in control arrangements are necessary to help us attract and retain skilled and qualified executive officers to continue to grow our Company.

Executive Benefits

Our executive benefits are generally limited to the same benefits we offer to all of our employees, except that Dr. Gudkov does not participate in any of our employee benefit plans because he is not our employee. Additionally, we provide Dr. Fonstein with reimbursement for a portion of the cost of his maintaining an apartment near our Buffalo, New York office. The total amount that we spent on Dr. Fonstein’s apartment reimbursement benefit during 2012 was $10,000, which was approximately 75% of the cost of the apartment rental. This benefit was provided to Dr. Fonstein in lieu of paying for hotel costs when Dr. Fonstein travels to our Buffalo, New York office from his primary residence near Chicago, Illinois approximately two weeks per month. We believe that the benefit of having Dr. Fonstein located close to our Buffalo, New York office exceeds the cost to us of providing such rental reimbursement benefit.

Our Compensation Policies

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code limits the amount that a public company may deduct from federal income taxes for remuneration paid to the chief executive officer and the three other most highly paid executive officers (other than the chief financial officer) to $1 million per year per covered executive officer. Section 162(m) provides an exception from this deduction limitation for certain forms of “performance-based compensation,” including the gain recognized by executive officers upon the exercise of certain compensatory stock options and other compensation based on performance criteria that are approved in advance by stockholders. We are mindful of the benefit to the Company and its stockholders of the full deductibility of compensation. However, we believe that there may be times when we need to retain flexibility in compensating our executive officers in a manner that we believe will best promote our corporate objectives even though the compensation may not be fully deductible under Section 162(m). Therefore, we have not adopted a policy that requires that all compensation be deductible.

Accounting Considerations

The accounting impact of our equity compensation program is one of many factors that the Compensation Committee may consider in determining the size and structure of our program.

Common Stock Ownership Requirements

While we have not adopted a formal written policy on common stock ownership requirements, part of our compensation philosophy involves facilitating common stock ownership by our executive officers through the grant of equity awards because we believe that it helps to align their financial interests with those of our stockholders.

Timing of Awards

The Compensation Committee has the authority to grant equity awards under our Equity Plan. The Compensation Committee strives to ensure that any award is made in such a manner to avoid even the appearance of manipulation because of its award date. It is our policy not to purposely accelerate or delay the public release of material information in consideration of a pending equity grant to allow the grantee to benefit from a more favorable stock price.

Compensation Recovery Policy

We do not have a policy to attempt to recover cash bonus payments paid to our executive officers if the performance objectives that led to the determination of such payments were to be restated, or found not to have been met to the extent the Compensation Committee originally believed. However, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our chief executive officer and chief financial officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive. In addition, we will comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and will adopt a compensation recovery policy once the SEC adopts final regulations on the subject.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this Proxy Statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to our board that the Compensation Discussion and Analysis be included in our Annual Report.

Members of the Compensation Committee James J. Antal (Chairperson) Paul E. DiCorleto David C. Hohn

RISKS RELATED TO COMPENSATION PRACTICES AND POLICIES

We regularly assess the risks related to our compensation programs, including our executive compensation programs, and do not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on our Company. At the Compensation Committee’s direction, management provides ongoing information to the Compensation Committee regarding compensation factors that could mitigate or encourage excessive risk-taking. In its discussions, the Compensation Committee considered the attributes of our programs, including:

•	significant management oversight over employee compensation;
•	a balance of annual and milestone- or target-based incentives for senior executives; and
•	the use of multiple objective performance metrics.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last three fiscal years ended December 31, 2012, 2011 and 2010 to our (1) Chief Executive Officer, (2) President, (3) Chief Financial Officer, and (4) Chief Scientific Officer.

Name and					Stock	Option Awards		Non-Equity Incentive Plan Compensation	All Other
Principal		Salary (1)		Bonus	Awards	(3)		(4)	Compensation
Position	Year	($)		($)	($)	($)		($)	($)		Total ($)

Yakov Kogan	2012	395,438	(2)	-	-	253,427	(6)	-	19,379	(11)	668,244
Chief Executive Officer	2011	311,975		-	-	743,557	(7)	23,577	10,856	(12)	1,089,965
	2010	259,248		-	-	252,000	(8)	59,844	9,111	(12)	580,203

Michael Fonstein	2012	388,749	(2)	-	-	129,172	(9)		22,672	(13)	540,593
President	2011	385,326		-	-	743,557	(7)	30,179	378	(12)	1,159,440
	2010	303,268		-	-	252,000	(8)	76,600	-		631,868

C. Neil Lyons	2012	255,485	(2)	-	-	43,057	(9)	-	5,509	(12)	304,051
Chief Financial Officer	2011	83,336	(5)	-	-	217,500	(10)	7,500	2,544	(12)	310,880

Andrei Gudkov	2012	222,229	(2)	-	-	129,172	(9)	-	-		351,401
Chief Scientific Officer	2011	184,882		-	-	743,557	(7)	24,476	-		952,915
	2010	143,193		-	-	252,000	(8)	62,238	-		457,431
____________
(1)
Base salary includes compensation received from our consolidated, majority-owned subsidiaries, Incuron and Panacela. For 2012, Drs. Kogan, Fonstein and Gudkov earned $50,000 and $35,000 each as compensation from these subsidiaries. For 2011, Drs. Kogan, Fonstein and Gudkov earned $50,000, $50,000 and $50,000, respectively. For 2010, Drs. Kogan, Fonstein and Gudkov earned $20,833, $20,833 and $20,833, respectively.

(2)
For fiscal 2012, the executives opted to receive a restricted stock grant in lieu of a portion of their cash salary. The restricted stock was granted on June 26, 2012, and had a vesting date of December 16, 2012. For fiscal 2012, the amount of salary foregone was $37,375, $10,969, $27,571 and $17,367 for Dr. Kogan, Dr. Fonstein, Mr. Lyons, and Dr. Gudkov, respectively. The grant date fair values of these awards were $43,971, $12,904, $32,437, and $20,432 for Dr. Kogan, Dr. Fonstein, Mr. Lyons, and Dr. Gudkov, respectively. For the number of shares of restricted stock issued to the executives, see the Grants of Plan-Based Awards Table.

(3)
These amounts represent the aggregate grant date fair value for stock option awards granted in fiscal years 2012, 2011, and 2010, respectively, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 6 to our Consolidated Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2012. For a discussion of the stock options granted in respect of services provided in the year ended December 31, 2012, see the discussion under “Compensation Discussion and Analysis—2012 Executive Compensation Summary—Incentive Compensation” and “Executive Officer and Director Compensation—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

(4)	The Company’s cash bonuses are paid under our executive compensation plan. As such, the bonus amounts are reported in the column “Non-Equity Incentive Plan Compensation.”
(5)	Mr. Lyons commenced service as the Company's Chief Financial Officer on September 1, 2011.

(6)
Represents (i) options to purchase 56,250 shares of common stock, granted in January 2012 for performance during fiscal 2011, which vested immediately and have an exercise price of $3.35 per share, and (ii) options to purchase 100,000 shares of common stock, granted in June 2012 for promotion to Chief Executive Officer, which vested immediately and have an exercise price of $1.79 per share.

(7)	Represents (i) options to purchase 149,609 shares of common stock, granted in March 2011 for performance during fiscal 2010, which vested immediately and have an exercise price of $7.16 per share.
(8)	Represents options to purchase 105,000 shares of common stock, granted in May 2010 for performance during fiscal 2009, which vested immediately and have an exercise price of $3.44 per share.
(9)
Represents options to purchase 56,250 shares of common stock each for Drs. Fonstein and Gudkov and 18,750 shares of common stock for Mr. Lyons, granted in January 2012 for performance during fiscal 2011, which vested immediately and have an exercise price of $3.35 per share.

(10)
Represents options to purchase 125,000 shares of common stock, granted in September 2011, which vest in four annual tranches with the first tranche vesting upon issuance and have an exercise price of $2.41 per share.

(11)	Consists primarily of 401(k) matching contributions and payment for unused vacation in accordance with the Company's policy.
(12)	Consists primarily of 401(k) matching contributions.
(13)	Consists of reimbursement for apartment maintained in Buffalo, New York and 401(k) matching contributions.

Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2012 to each of the executive officers named in the Summary Compensation Table.

									All Other		All Other
									Stock		Option
									Awards:		Awards:
									Number of		Number of	Exercise or	Grant Date
			Estimated Future Payouts Under			Estimated Future Payouts Under			Shares of		Securities	Base Price	Fair Value
		Compensation	Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Stock or		Underlying	of Option	of Stock
		Committee	Threshold	Target	Maximum	Threshold	Target	Maximum	Units		Options	Awards	and Option
Name	Grant Date	Action Date	($)	($)	($)	#	#	#	(#)		(#)	($/Sh)	Awards

Yakov Kogan		1/15/2013	$51,750	$103,500	$207,000	-	-	-	-		-	-	-
	1/23/2012	1/23/2012				50,000	125,000	250,000	-		-	$3.35	$129,172
	6/13/2012					-	-	-	-		100,000	$1.79	$124,255
	6/26/2012					-	-	-	27,482	(1)	-	-	$43,971

Michael Fonstein		1/15/2013	$40,500	$81,000	$162,000	-	-	-	-		-	-	-
	1/23/2012	1/23/2012				50,000	125,000	250,000	-		-	$3.35	$129,172
	6/26/2012					-	-	-	8,065	(1)	-	-	$12,904

C. Neil Lyons		1/15/2013	$38,175	$76,350	$152,700	-	-	-	-		-	-	-
	1/23/2012	1/23/2012				50,000	125,000	250,000	-		-	$3.35	$129,172
	6/26/2012					-	-	-	20,273	(1)	-	-	$32,437

Andrei Gudkov		1/15/2013	$52,103	$104,206	$208,411	-	-	-	-		-	-	-
	1/23/2012	1/23/2012				50,000	125,000	250,000	-		-	$3.35	$129,172
	6/26/2012					-	-	-	12,770	(1)	-	-	$20,432

(1)	As discussed in footnote (2) to the Summary Compensation Table above, the executives opted to receive a restricted stock grant in lieu of cash salary.

The amounts in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” and “Estimated Possible Payouts Under Equity Incentive Plan Awards” columns represent the minimum, target and maximum amounts that our named executive officers were eligible for pursuant to our executive compensation plan. Actual amounts paid to each of the named executive officers under this plan are set forth in the Summary Compensation Table above. The shares granted on June 26, 2012 represent a restricted stock award offered under the Company’s equity incentive plan. This program was offered to all employees of the Company, and allowed employees to forgo a portion of their salary to receive shares of CBLI stock at a 15% discount on the grant date.

As discussed in footnote (3) to the Summary Compensation Table above, the stock awards and stock options in the table above represent awards granted in the year ended December 31, 2012 and the grant date fair value relating thereto computed in accordance with FASB ASC Topic 718. For a discussion of the stock awards and stock options granted in respect of services provided in the year ended December 31, 2012, see the discussion under “Compensation Discussion and Analysis—Our Executive Compensation Plan—Incentive Compensation” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Option Exercises

There were no exercises of stock options by any of our named executive officers during the fiscal year ended December 31, 2012.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Yakov Kogan

We entered into an employment agreement dated as of August 1, 2004 with Yakov Kogan, our Chief Executive Officer, which included a three-year initial term and is renewed annually for successive one-year periods, unless earlier terminated in accordance with its terms.

Dr. Kogan was paid a base CBLI salary, exclusive of salaries paid by our majority-owned subsidiaries, at an annual rate of $345,000 as of December 31, 2012. In addition, Dr. Kogan is eligible to earn an annual bonus based on corporate targets set by our board on an annual basis. The Compensation Committee has not yet established the corporate targets for Dr. Kogan for fiscal year 2013. For fiscal year 2012, and in lieu of any cash and option bonuses otherwise due under the 2012 Executive Compensation Plan, the “2012 Plan,” Dr. Kogan was awarded a stock option grant on May 13, 2013 to purchase 104,588 shares of our common stock, with an exercise price of $1.54 per share, the closing price of the Company’s stock on the date of award. The Compensation Committee delayed the grant date for this award until two trading days after the Company exited its black-out period on May 9, 2013. The number of shares subject to this option were based on an overall dollar value equal to 30% of Dr. Kogan’s CBLI-only base pay as of December 31, 2012, divided by the per share Black-Scholes value of such option as determined on the grant date. The option will vest only if the average closing price of our stock is $5.00 or more for five consecutive trading days, subject to Dr. Kogan’s continued services with us through such date. This grant is not reflected in the tables above. In fiscal year 2012, Dr. Kogan received stock options to purchase 56,250 shares of our common stock, which were awarded as part of his bonus for 2011. On June 13, 2012, Dr. Kogan was also issued 100,000 shares of our common stock commensurate with his appointment as the Chief Executive Officer of the Company. Both option grants were fully vested upon grant. In addition, Dr. Kogan was paid $19,379 in fiscal year 2012 for 401(k) matching contributions and payment for unused vacation in accordance with the Company’s vacation policy.

Dr. Kogan’s employment agreement provides that such agreement will automatically be terminated on the date of his death. Furthermore, the employment agreement permits us to terminate Dr. Kogan upon written notice at any time, with or without cause, or due to a permanent disability.

If Dr. Kogan was terminated by us without cause as described in the agreement, he would be entitled to severance pay equal to six months of his annual salary. Pursuant to the employment agreement, to effect compliance with Section 409A of the Internal Revenue Code, such severance would not be paid until the earlier of six months and one day after termination or the his death. The employment agreement also contains confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of our intellectual property.

Michael Fonstein

We entered into an employment agreement dated as of August 1, 2004 with Michael Fonstein, our President, which included a three-year initial term and is renewed annually for successive one-year periods, unless earlier terminated in accordance with its terms.

Dr. Fonstein was paid a base CBLI salary, exclusive of salaries paid by our majority-owned subsidiaries, at an annual rate of $270,000 as of December 31, 2012. In addition, Dr. Fonstein is eligible to earn an annual bonus based on corporate targets set by our board on an annual basis. The Compensation Committee has not yet established the corporate targets for Dr. Fonstein for fiscal year 2013. For fiscal year 2012, and in lieu of any cash and option bonuses otherwise due under the 2012 Plan, Dr. Fonstein was awarded a stock option grant on May 13, 2013 to purchase 81,828 shares of our common stock, with an exercise price of $1.54 per share, the closing price of the Company’s stock on the date of award. The Compensation Committee delayed the grant date for this award until two trading days after the Company exited its black-out period on May 9, 2013. The number of shares subject to this option were based on an overall dollar value equal to 30% of Dr. Fonstein’s CBLI-only base pay as of December 31, 2012, divided by the per share Black-Scholes value of such option as determined on the grant date. The option will vest only if the average closing price of our stock is $5.00 or more for five consecutive trading days, subject to Dr. Fonstein’s continued services with us through such date. This grant is not reflected in the tables above. In fiscal year 2012, Dr. Fonstein received stock options to purchase 56,250 shares of our common stock, which were awarded as part of his bonus for 2011. This option grant was fully vested upon grant. In addition, Dr. Fonstein was paid $22,672 in fiscal year 2012 for 401(k) matching contributions and reimbursement for an apartment he maintains in Buffalo, New York.

Dr. Fonstein’s employment agreement provides that such agreement will automatically be terminated on the date of his death. Furthermore, the employment agreement permits us to terminate Dr. Fonstein upon written notice at any time, with or without cause, or due to a permanent disability.

If Dr. Fonstein was terminated by us without cause as described in the agreement, he would be entitled to severance pay equal to six months of his annual salary. Pursuant to the employment agreement, to effect compliance with Section 409A of the Internal Revenue Code, such severance would not be paid until the earlier of six months and one day after termination or the his death. The employment agreement also contains confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of our intellectual property.

C. Neil Lyons, CPA

We entered into an employment agreement dated as of August 4, 2011 with C. Neil Lyons, our Chief Financial Officer, effective September 1, 2011. The employment agreement provides that Mr. Lyons’ initial employment term extended until August 31, 2012 and, thereafter, his employment term will be renewed pursuant to terms of the employment agreement for successive one-year periods, unless earlier terminated in accordance with its terms.

Mr. Lyons was paid a base salary at an annual rate of $254,500 in fiscal year 2012. As an executive officer of the Company, Mr. Lyons is eligible to earn an annual bonus based on corporate targets set by our board on an annual basis. The Compensation Committee has not yet established the corporate targets for Mr. Lyons for fiscal year 2013. For fiscal year 2012, and in lieu of any cash and option bonuses otherwise due under the 2012 Plan, Mr. Lyons was awarded a stock option grant on May 13, 2013 to purchase 77,131 shares of our common stock, with an exercise price of $1.54 per share, the closing price of the Company’s stock on the date of award. The Compensation Committee delayed the grant date for this award until two trading days after the Company exited its black-out period on May 9, 2013. The number of shares subject to this option were based on an overall dollar value equal to 30% of Mr. Lyons’s CBLI-only base pay as of December 31, 2012, divided by the per share Black-Scholes value of such option as determined on the grant date. The option will vest only if the average closing price of our stock is $5.00 or more for five consecutive trading days, subject to Mr. Lyons’ continued services with us through such date. This grant is not reflected in the tables above. In fiscal year 2012, Mr. Lyons received stock options to purchase 18,750 shares of our common stock, which were awarded as part of his bonus for 2011. This option grant was fully vested upon grant. Additionally, in fiscal 2011, Mr. Lyons was awarded stock options to purchase 125,000 shares of the Company’s common stock, of which 25% vested on the date on which Mr. Lyons commenced his employment, 25% vested on the one year anniversary date of his employment, and the remainder will vest in equal installments on the two and three year anniversary dates of the commencement of employment.

Mr. Lyons’ employment agreement provides that such agreement will automatically be terminated on the date of his death. Furthermore, the employment agreement permits us to terminate Mr. Lyons upon written notice at any time, with or without cause, or due to a permanent disability.

If Mr. Lyons is terminated by us without cause as described in the agreement, he would be entitled to severance pay equal to six months of his annual salary. Pursuant to the employment agreement, to effect compliance with Section 409A of the Internal Revenue Code, such severance would not be paid until the earlier of six months and one day after termination or the his death. The employment agreement also contains confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of our intellectual property.

Andrei Gudkov, Ph.D., D.Sci.

During the year ended December 31, 2012, our Chief Scientific Officer, Andrei Gudkov, served in such capacity pursuant to a consulting agreement dated as of January 1, 2010 and as amended June 10, 2011. Dr. Gudkov’s consulting agreement has an initial term of one year and automatically renews for successive one-year periods, unless earlier terminated in accordance with its terms.

Pursuant to the consulting agreement, Dr. Gudkov received base compensation from CBLI, exclusive of salaries paid by our majority-owned subsidiaries, at an annual rate of $138,677 in fiscal year 2012. Pursuant to the consulting agreement, Dr. Gudkov is deemed an executive officer of the Company and is eligible to participate in our executive compensation plan. In addition, Dr. Gudkov is eligible to earn an annual bonus based on corporate targets set by our board on an annual basis. The Compensation Committee has not yet established the corporate targets for Dr. Gudkov for fiscal year 2013. For fiscal year 2012, and in lieu of any cash and option bonuses otherwise due under the 2012 Plan, Dr. Gudkov was awarded a stock option grant on May 13, 2013 to purchase 84,057 shares of our common stock, with an exercise price of $1.54 per share, the closing price of the Company’s stock on the date of award. The Compensation Committee delayed the grant date for this award until two trading days after the Company exited its black-out period on May 9, 2013. The number of shares subject to this option were based on an overall dollar value equal to 60% of Dr. Gudkov’s CBLI-only base pay as of December 31, 2012, divided by the per share Black-Scholes value of such option as determined on the grant date. The option will vest only if the average closing price of our stock is $5.00 or more for five consecutive trading days, subject to Dr. Gudkov’s continued services with us through such date. This grant is not reflected in the tables above. In fiscal year 2012, Dr. Gudkov received stock options to purchase 56,250 shares of our common stock, which were awarded as part of his bonus for 2011. This option grant was fully vested upon grant.

The consulting agreement permits us to immediately terminate such agreement upon written notice only “for cause.” The consulting agreement also permits either party to terminate such agreement without cause upon 14 days’ written notice to the other party. The consulting agreement also contains confidentiality and assignment of inventions provisions to help protect the value of our intellectual property, and an indemnification provision for the benefit of Dr. Gudkov.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2012, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table. There were no stock option exercises by any of our named executive officers during the fiscal year ended December 31, 2012. There were no outstanding stock awards to the executive officers named in the Summary Compensation Table on the last day of the fiscal year ended December 31, 2012.

Option Awards

		Equity Incentive
		Plan Awards:
		Number of
	Number of	Securities
	Securities Underlying	Underlying
	Unexercised Options	Unexercised	Option Exercise	Option
	Exercisable	Unearned Options	Price	Expiration
Name	(#)	(#)	($)	Date

Yakov Kogan	100,000		1.79	6/12/2022
	56,250		3.35	1/22/2022
	149,609		7.16	3/20/2021
	105,000		3.44	5/17/2020
	137,250		4.00	2/3/2018
	37,500		8.36	4/5/2017

Michael Fonstein	56,250		3.35	1/22/2022
	149,609		7.16	3/20/2021
	105,000		3.44	5/17/2020
	137,250		4.00	2/3/2018
	37,500		8.36	4/5/2017

C. Neil Lyons	18,750		3.35	1/22/2022
	62,500	62,500	2.41	8/31/2021

Andrei Gudkov	56,250		3.35	1/22/2022
	149,609		7.16	3/20/2021
	105,000		3.44	5/17/2020
	137,250		4.00	2/3/2018
	37,500		8.36	4/5/2017

Potential Payments upon Termination or Change-In-Control

The following descriptions are based on the employment agreements of Dr. Fonstein, Dr. Kogan and Mr. Lyons and the consulting agreement of Dr. Gudkov that were in effect as of December 31, 2012.

Pursuant to the employment agreements of Dr. Kogan, Dr. Fonstein and Mr. Lyons, if such executive is terminated for “cause” or resigns, we would not have any further obligations, except the payment of any base salary and reimbursable expenses accrued through the date of termination of such executive. If such executive is terminated by us without cause as described in his employment agreement, he would be entitled to severance pay equal to six months of his annual base salary reduced by the amount of compensation earned by the executive at other employment. If such executive is terminated due to a permanent disability or death, he would be entitled to receive severance pay equal to the base salary that would have been payable if he had continued his employment for the remaining term under his employment agreement. However, if such executive becomes permanently disabled or dies as a result of, or in conduct of, his employment duties under his employment agreement, he would be entitled to severance pay equal to his base salary that would have been payable had he continued his employment for a period of no less than 18 months. In order to comply with Section 409A of the Internal Revenue Code, in certain instances, such severance may be delayed until the earlier of six months and one day after such executive’s separation from service or his death.

Under the employment agreements for Dr. Fonstein, Dr. Kogan and Mr. Lyons, a “permanent disability” will be deemed to occur if such executive suffers a physical or mental illness, injury or infirmity that prevents him from performing, with or without reasonable accommodations, his essential job functions, for a total period of 120 days in any 360-day period. “Cause,” as defined in the employment agreements, includes, among others, the following events, as determined in the reasonable good faith judgment of our board:

•
the failure of such executive to perform his duties or comply with reasonable directions of our board which continues for ten days after our board has given written notice to such executive, specifying in reasonable detail the manner in which such executive has failed to perform such duties or comply with such directions;

•
the determination by our board in the exercise of its reasonable judgment that such executive has committed an act or acts constituting a felony, dishonesty or disloyalty with respect to the Company or fraud;

•
the determination by our board in the exercise of its reasonable judgment that such executive has committed an act, or has failed to take action, which act or failure to take action adversely affects the Company’s business or reputation or indicates alcohol abuse or drug use by such executive that adversely affects his performance of the essential job functions hereunder; or

•
the breach, non-performance or non-observance of any of the terms of such executive’s employment agreement (other than as described in the first bullet above) or any other agreement to which such executive and the Company are parties, by such executive, if such breach, non-performance or non-observance shall continue beyond a period of ten business days immediately after written notice thereof by the Company to such executive.

Pursuant to Dr. Gudkov’s consulting agreement, Dr. Gudkov may be terminated by us, effective immediately upon receipt of written notice, if he (a) breaches or threatens to breach the provisions relating to inventions and proprietary information, (b) engages in any malfeasance, misconduct or conduct likely to cause reputational harm to the Company, (c) enters into a relationship with a third party that creates a conflict of interest with his consulting services to the Company, (d) fails to perform or neglects his duties after written notice from the chief executive officer, or (e) dies or becomes physically or mentally disabled such that in the Company’s reasonable judgment, Dr. Gudkov cannot perform his duties. The consulting agreement permits either Dr. Gudkov or us to terminate the consulting agreement upon 14 days’ notice. Following termination, we are required to pay Dr. Gudkov all fees owed for services rendered prior to the termination date.  If Dr. Gudkov is terminated without cause within the one year period following a change of control of the Company, he will be entitled to a payment equal to two and a half times his annual compensation under the consulting agreement, to be paid over a two and a half year period following the commencement of the payments, and the bonus he would have received for the year in which the termination occurred, to be paid in a lump sum on the date it would have been paid had the consulting agreement not been terminated. The severance payment and bonus are conditional upon Dr. Gudkov signing a release of all claims against the Company.

The following table summarizes the payments that would have been made to our named executive officers under the employment or consulting agreements, as applicable, upon a termination on December 31, 2012.

	Voluntary Termination/ Termination for Cause	Termination Without Cause		Death or Disability In Performance of Duty

Yakov Kogan	$-	$215,000		$645,000
Michael Fonstein	$-	$177,500		$532,500
C. Neil Lyons	$-	$127,250	(1)	$381,750
Andrei Gudkov	$-	$-		$-

(1)
Pursuant to his consulting agreement, Mr. Gudkov would be entitled to receive a termination payment if he is terminated without cause within the one year period following a change of control of the Company.

Actual amounts that the named executive officers could receive in the future as a result of a termination of employment could differ materially from the amounts set forth above as a result of, among other things, changes in their base salaries, changes in our stock price and the vesting and grants of additional equity awards.

Director Compensation

The following is a description of the standard compensation arrangements under which the members of the Cleveland BioLabs, Inc. Board of Directors are compensated for their service as directors, including as members of the various committees of our board. Each of our directors who also serve as NEOs are not compensated in addition to the compensation they receive as an NEO of the Company as disclosed above.

For their service during 2012, each of our independent directors was entitled to receive an annual retainer of $50,000. In addition to the annual retainer, the chairperson of the Audit Committee (Mr. Antal) received an annual fee of $15,000 and the other members of the Audit Committee (Drs. Hohn, Kasten (through June 2012) and DiCorleto (beginning in June 2012)) each received an annual fee of $10,000, pro-rated as appropriate for the period of their service. The chairperson of the Compensation Committee (Mr. Antal) received an annual fee of $7,500 and the other members of the Compensation Committee (Drs. Hohn and Kasten) each received $5,000. Each member of the Nominating and Corporate Governance Committee (Drs. Kasten, DiCorleto and Hohn), including the chairperson, received an annual fee of $2,500. For the year ending December 31, 2012, we granted to each of our independent directors options to purchase 35,000 shares of common stock at an exercise price of $1.79 per share. All of those options were awarded on June 13, 2012, vested immediately upon grant and are exercisable for ten years. Each of our independent directors is also reimbursed for reasonable out-of-pocket expenses incurred in attending our board or board committee meetings. In addition, Dr. Kasten was awarded an option to purchase 100,000 shares of our common stock at an exercise price of $1.45 per share on October 25, 2012.  These options would have vested in full if certain goals were achieved prior to December 31, 2012.  These goals were not achieved and therefore the options did not vest and expired on December 31, 2012.

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2012 to each of our directors.

	Fees Earned or
	Paid in	Stock		Option
	Cash	Awards		Awards	Total
Name	($)	(1)($)		(2)($)	($)
(a)	(b)	(c)		(d)	(h)

Bernard L. Kasten	51,375	10,147	(3)	144,081	205,603
David C. Hohn	59,906	8,934	(3)	43,489	112,329
James J. Antal	72,500	-		43,489	115,989
Paul E. DiCorleto	60,000	-		43,489	103,489
____________
(1)      These amounts represent the grant date fair value of stock awards granted to each director in 2012 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 6 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)      These amounts represent the grant date fair value of options granted to each director in 2012 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 6 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(3)For fiscal 2012, Drs. Kasten and Hohn opted to receive a restricted stock grant in lieu of a portion of their director compensation. The restricted stock was granted on June 26, 2012 and had a vesting date of December 16, 2012. For fiscal 2012, the amount of compensation foregone was $8,625 and $7,594 for Drs. Kasten and Hohn, respectively.

 EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2012, regarding shares of common stock that may be issued under the Company’s equity compensation plans, including the Equity Plan. Information is included for both equity compensation plans approved by the Company’s stockholders and not approved by the Company’s stockholders (which date back to before the Company became a reporting company under the Exchange Act).

			(c)
			Number of securities
			remaining available for
	(a)		future issuance under
	Number of securities to be	(b)	equity compensation
	issued upon exercise of	Weighted-average exercise	plans
	outstanding options,	price of outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))

Equity compensation plans
approved by security
holders (1)	4,907,924	$4.56	2,926,869

Equity compensation plans
not approved by
security holders (2)	108,992	$3.68	-

Total	5,016,916	$4.54	2,926,869
____________
(1)           Consists of the Equity Plan.
(2)           The number shown consists of shares to be issued upon equity grants made by us prior to our initial public offering, when we did not have any defined equity compensation plans approved by our stockholders.

REPORT OF AUDIT COMMITTEE

The Board maintains an Audit Committee comprised of three non-employee members of the Board. After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Exchange Act, (2) all current members of the Audit Committee are “independent” as that concept is defined in The NASDAQ Marketplace Rules, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Antal qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

The Audit Committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.cbiolabs.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval.  The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Meaden & Moore, Ltd.  The members of the Audit Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves in a board-level oversight role in which it provides advice, counsel and direction to management and the auditors based on the information it receives, on discussions with management and the auditors, and on the members of the Audit Committee’s experience in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisors, apart from counsel or advisors hired by management, as it determines appropriate, including experts in particular areas of accounting. Management is responsible for the reporting processes and preparation and presentation of financial statements and the implementation and maintenance of internal controls. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles in the United States.

In fulfilling its responsibilities for the financial statements for fiscal year 2012, the Audit Committee took the following actions:

•
Reviewed and discussed each of the unaudited quarterly financial statements and the audited financial statements for the 2012 fiscal year with management and Meaden & Moore, Ltd., our independent registered public accounting firm;

•
Discussed with Meaden & Moore, Ltd. the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
Received written disclosures from Meaden & Moore, Ltd. regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board and communication with Meaden & Moore, Ltd. regarding their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Meaden & Moore, Ltd., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

Members of the Audit Committee James J. Antal (Chairperson) Paul E. DiCorleto David C. Hohn

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except for a Form 4 that was not timely filed for Mr. Antal to report that 4,300 shares of common stock were acquired on December 27, 2012 by a trust of which Mr. Antal is a trustee. In making these statements, we have relied upon the written representations of our directors and executive officers and copies of their reports that have been filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Pursuant to our Code of Conduct, the Audit Committee must provide written approval in advance for any transaction that could involve an actual, potential or perceived conflict of interest, including transactions where employees or directors have a substantial financial interest in any of our competitors, customers or suppliers, or where gifts or loans of value in excess of $200 are received in a year from our suppliers, customers or competitors. The policy also requires advance written approval for any transaction where an employee or director owns a substantial interest in an entity that has a prospective business relationship with, or is a competitor of, us.

Pursuant to our existing license agreement with The Cleveland Clinic Foundation (“CCF”), we have paid, as of December 31, 2012, $550,000 in milestone payments. During the year ending December 31, 2012, we paid $100,000 to CCF. As of December 31, 2012, CCF beneficially owned less than 5% of our common stock. Dr. DiCorleto, one of our directors, is the Chairman of the Lerner Research Institute of CCF. In making the determination of independence with respect to Dr. DiCorleto, the Nominating and Corporate Governance Committee of our board, with Dr. DiCorleto abstaining from the determination, considered Dr. DiCorleto’s affiliation with CCF and satisfied itself that this affiliation does not detract or interfere with Dr. DiCorleto’s ability to exercise independent judgment in carrying out his responsibilities as director and serving the best interests of our stockholders.

Our Chief Scientific Officer and board member, Dr. Andrei Gudkov, is the Senior Vice President of Basic Science and the Chairman of the Department of Cell Stress Biology at Roswell Park Cancer Institute (“RPCI”). We subcontract Dr. Gudkov’s laboratory at RPCI to perform certain research and development studies for us, and also purchase certain core products and services from RPCI, including mice, the housing and storage of mice, irradiator services, DNA sequencing and blood analysis. In 2012, we paid RPCI $3,876,073 for the aforementioned services.

Dr. Hohn, our director, is the Executive Director of Health Policy at the Cancer Center at RPCI. In making the determination of independence with respect to Dr. Hohn, the Nominating and Corporate Governance Committee of our board considered Dr. Hohn’s affiliation with RPCI and satisfied itself that this affiliation does not detract or interfere with Dr. Hohn’s ability to exercise independent judgment in carrying out his responsibilities as director upon his election and serving the best interests of our stockholders.

On March 1, 2010 we hired Leah Brownlee who serves in the position of Vice President – Compliance and Operations. Ms. Brownlee is the spouse of Dr. Yakov Kogan who is a member of our board and our Chief Executive Officer. During the year ended December 31, 2012, Ms. Brownlee earned a base salary of $196,650, received cash bonuses of $7,000, received payment of $3,782 for unused vacation in accordance with the Company’s policy, and received common stock valued at $4,750. During 2012, Ms. Brownlee elected to receive restricted stock in lieu of receiving $21,304 of her cash salary. The restricted stock was granted on June 26, 2012, vested on December 16, 2012, and had a grant date fair value of $25,064. This program was offered to all employees and is discussed above in the section titled “Grants of Plan-Based Awards.” During the year ending December 31, 2012, Ms. Brownlee received options exercisable into 21,812 shares of common stock at a weighted average exercise price of $1.28 per share.

ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors currently consists of ten directors. Each of the directors, other than Bernard Kasten, M.D. and Michael Fonstein, Ph.D., is a nominee in the current election. Drs. Kasten and Fonstein will retire from the Board at the meeting, following the expiration of their current terms. We do not plan to fill the vacancies created by the retirement of these two directors and expect to decrease the size of our Board of Directors to eight following the 2013 Annual Meeting.

If elected, the eight nominees for election as directors at our 2013 Annual Meeting of Stockholders will serve for one-year terms expiring at our 2014 Annual Meeting of Stockholders. The Board recommends that the stockholders vote in favor of the election of the nominees named in this proxy statement to serve as our directors. See “Management and Corporate Governance—The Board of Directors” above. Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

In accordance with NASDAQ Marketplace Rule 5605(b)(1), and the standard of independence defined in NASDAQ Marketplace Rule 5605(a)(2), “independent directors” currently make up a majority of our Board of Directors. Our independent directors who are nominees are James J. Antal, Paul E. DiCorleto, David C. Hohn, Julia Brown, Anthony J. Principi and Randy S. Saluck. In making the determination of independence with respect to Dr. DiCorleto, the Nominating and Corporate Governance Committee of the Board of Directors, with Dr. DiCorleto abstaining from the determination, considered Dr. DiCorleto’s affiliation with the Cleveland Clinic Foundation and satisfied itself that this affiliation does not detract or interfere with Dr. DiCorleto’s ability to exercise independent judgment in carrying out his responsibilities as director and serving the best interests of our stockholders. In making the determination of independence with respect to Dr. Hohn, the Nominating and Corporate Governance Committee of the Board of Directors considered Dr. Hohn’s affiliation with the Roswell Park Center Institute and satisfied itself that this affiliation will not detract or interfere with Dr. Hohn’s ability to exercise independent judgment in carrying out his responsibilities as director upon his election and serving the best interests of our stockholders.

The Nominating and Corporate Governance Committee of the Board has reviewed the performance of the Board, and has recommended that all nominees be approved for reelection. Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted “FOR” the election as directors of Dr. Hohn, Mr. Antal, Ms. Brown, Dr. Dicorleto, Mr. Principi, Mr. Saluck, Dr. Kogan and Dr. Gudkov.  In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place.  We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted “FOR” each nominee at the meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DR. HOHN, MR. ANTAL, MS. BROWN, DR. DICORLETO, MR. PRINCIPI, MR. SALUCK, DR. KOGAN AND DR. GUDKOV, AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit Committee has appointed Meaden & Moore, Ltd. as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2013.  The Board proposes that the stockholders ratify this appointment.  Meaden & Moore, Ltd. audited our financial statements for the fiscal year ended December 31, 2012.  We expect that representatives of Meaden & Moore, Ltd. will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In the event the stockholders do not ratify the appointment of Meaden & Moore, Ltd. as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF MEADEN & MOORE, LTD. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Principal Accountant Fees and Services

Meaden & Moore, Ltd. acts as the principal auditor for us and also provides certain audit-related services. We have entered into an engagement agreement with Meaden & Moore, Ltd. that sets forth the terms by which Meaden & Moore, Ltd. will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The Audit Committee pre-approves all services provided by Meaden & Moore, Ltd. to us. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The fees for the services provided by Meaden & Moore, Ltd. to us are set forth below:

Audit Fees

Audit Fees were $127,053 for the year ended December 31, 2012 and were $125,895 for the year ended December 31, 2011. Audit Fees consisted of work performed in the audit of financial statements, and the audit of the Company’s internal controls over financial reporting, and work performed in connection with quarterly financial statement reviews, statutory audits, consultation regarding financial accounting and/or reporting standards, filings with the SEC and comfort letters.

Audit-Related Fees

There were no fees billed by Meaden & Moore, Ltd. for Audit-Related Fees during the years ended December 31, 2012 and December 31, 2011.

Tax Fees

There were no fees billed by Meaden & Moore for Tax Fees during the years ended December 31, 2012 and December 31, 2011.

All Other Fees

There were no fees billed by Meaden & Moore for Other Fees during the years ended December 31, 2012 and December 31, 2011.

ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 3)

We are seeking your advisory vote on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and the related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.  Our current policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers each year at the annual meeting of the stockholders. It is expected that the next such vote will occur at the 2014 annual meeting of the stockholders.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies. Furthermore, a significant proportion of our executive compensation is paid in the form of stock options, aligning our executive’s interests with those of our stockholders. We believe that our executive compensation is designed to promote the creation of long-term stockholder value and position the Company for long-term success.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2013 Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Cleveland BioLabs, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF CLEVELAND BIOLABS, INC. 2013 EMPLOYEE STOCK PURCHASE PLAN

(Notice Item 4)

Overview

On May 7, 2013, the Board of Directors adopted the Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan, or the ESPP, subject to stockholder approval. There are 2,100,000 shares of common stock reserved for issuance under the ESPP.

We are requesting in this Proposal 4 that the stockholders approve the ESPP. The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the ESPP. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The essential features of the ESPP are outlined below. This summary, however, does not purport to be a complete description of the ESPP. The ESPP has been filed with the SEC as Appendix A to this proxy statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the ESPP. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to: Corporate Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, NY 14203.

If this Proposal 4 is approved by our stockholders, the ESPP will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 4, the ESPP will not become effective.

Purpose

The purpose of the ESPP is to provide a means by which our company employees (and any parent or subsidiary of our company designated by the Board to participate in the ESPP) may be given an opportunity to purchase common stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of our company and our affiliates. If the ESPP is approved by our stockholders, approximately 75% of our employees initially will be eligible to participate in the ESPP.

The rights to purchase common stock granted under the ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended, or the Code.

Administration

The Board administers the ESPP and has the final power to construe and interpret both the ESPP and the rights granted under it. The Board has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of our company will be eligible to participate in the ESPP.

The Board has the power to delegate administration of the ESPP to a committee comprised of one or more members of the Board. The Board has delegated administration of the ESPP to the Compensation Committee of the Board. As used herein with respect to the ESPP, the “Board” refers to any committee the Board appoints, the Compensation Committee and to the Board.

Stock Subject to ESPP

Subject to approval of this proposal, an aggregate of 2,100,000 shares of common stock is reserved for issuance under the ESPP. If rights granted under the ESPP expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the ESPP. Additionally, the number of shares of our common stock reserved for issuance under the ESPP will automatically increase on January 1 of each year, beginning on January 1, 2014 and including January 1, 2023, by the lesser of (i) 10% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, (ii) 200,000 shares of common stock, or (iii) such lesser number of shares of common stock as determined by the Board.  Shares subject to purchase rights granted under the ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under the ESPP. The shares of common stock purchasable under the ESPP will be shares of authorized but unissued or reacquired common stock, including shares repurchased by us on the open market.

 Offerings

The ESPP is implemented by offerings of rights to all eligible employees from time to time. The maximum length for an offering under the ESPP is twenty-seven (27) months. The provisions of separate offerings need not be identical. When an eligible employee elects to join an offering period, he or she is granted a purchase right to acquire shares of common stock on each purchase date within the offering period. On the purchase date, all payroll deductions collected from the participant are automatically applied to the purchase of common stock, subject to certain limitations (which are described further below under “Eligibility”).  As of the date of this proxy statement the Board has not approved any offerings to be implemented under the ESPP.

Eligibility

The Board has the power to exclude certain part-time employees and certain highly compensated employees under applicable tax laws. No employee is eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock or of any parent or subsidiary of our company. In addition, no employee may purchase more than $25,000 worth of common stock (determined based on the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of our Company and our subsidiary companies in any calendar year; provided that any unused limit in one year may be carried over to the extent permitted by applicable tax laws.

Participation in the ESPP

Eligible employees enroll in the ESPP by delivering to us, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions. Currently, such payroll deductions are limited to up to 15% of an employee’s earnings during the offering.

Purchase Price

The purchase price per share at which shares of common stock are sold in an offering under the ESPP may not be less than the lower of (i) 85% of the fair market value of a share of common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of common stock on the purchase date (i.e., the last day of the applicable purchase period).

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the offering. To the extent permitted in the offering document, a participant may increase, reduce or terminate his or her payroll deductions. All payroll deductions made on behalf of a participant are credited to his or her account under the ESPP and deposited with our general funds. To the extent permitted in the offering document, a participant may make additional payments into such account.

Purchase of Stock

In connection with offerings made under the ESPP, the Board may specify a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the number of shares of common stock remaining available under the ESPP, or the maximum number of shares that may be purchased on a single purchase date across all offerings, the Board would make a pro rata allocation (based on each participant’s accumulated payroll deductions) of available shares. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.

Withdrawal

While each participant in the ESPP is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the ESPP. Such withdrawal may be elected at any time prior to the end of the applicable offering, except as otherwise provided in the offering.

Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee’s behalf during such offering, and such employee’s rights in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not prevent such employee from participating in subsequent offerings under the ESPP.

Reset Feature

The Board has the authority to provide that if the fair market value of a share of our common stock on the first day of any purchase period within a particular offering period is less than or equal to the fair market value on the start date of that offering period, then the participants in that offering period will automatically be transferred and enrolled in a new offering period which will begin on the first day of that purchase period and the participants’ purchase rights in the original offering period will terminate.

Termination of Employment

Unless otherwise specified by the Board, a participant’s rights under any offering under the ESPP terminate immediately upon cessation of the participant’s employment for any reason (subject to any post-employment participation period required by law), and we will distribute to such participant all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

Rights granted under the ESPP are not transferable except by will, the laws of descent and distribution, or by a beneficiary designation. During the lifetime of the participant, such rights may only be exercised by the participant.

Adjustment Provisions

Upon certain transactions by our Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction, the ESPP share reserve, the automatic increase to the ESPP share reserve, the outstanding purchase rights thereunder, and any purchase limits will be appropriately adjusted as to the class and maximum number of shares subject thereto.

 Effect of Certain Corporate Transactions

In the event of:
•	a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of our Company and its subsidiaries;
•	a sale or other disposition of at least 90% of the outstanding securities of our company; or
•
certain specified types of merger, consolidation or similar transactions (collectively, “corporate transaction”), any surviving or acquiring corporation may assume or continue outstanding purchase rights under the ESPP or may substitute similar rights. If any surviving or acquiring corporation does not assume or continue such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be used to purchase shares of common stock prior to the corporate transaction under the ongoing offering and the participants’ rights under the ongoing offering will terminate immediately after such purchase.

Duration, Amendment and Termination

The Board may amend, suspend or terminate the ESPP at any time. However, except in regard to capitalization adjustments, any amendment to the ESPP must be approved by the stockholders if the amendment would:
•	materially increase the number of shares of common stock available for issuance under the ESPP;
•	materially expand the class of individuals eligible to participate under the ESPP;
•	materially increase the benefits accruing to participants under the ESPP or materially reduce the price at which shares of common stock may be purchased under the ESPP;
•	materially extend the term of the ESPP; or
•	expand the types of awards available for issuance under the ESPP; but in each case, only to the extent stockholder approval is required by applicable law or listing requirements.

The Board may amend outstanding purchase rights without a participant’s consent if such amendment is necessary to ensure that the purchase right and/or the ESPP complies with the requirements of Section 423 of the Internal Revenue Code of 1986.

Rights granted before amendment or termination of the ESPP will not be impaired by any amendment or termination of the ESPP without consent of the employee to whom such rights were granted, except with the consent of the participant, as necessary to comply with applicable laws, or as necessary to obtain or maintain favorable tax, listing or regulatory treatment.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside.  The information is based upon current federal income tax rules and therefore is subject to change when those rules change.  Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an option or the disposition of common stock acquired under the ESPP.  The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Rights granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right, until disposition of the acquired shares. The taxation upon disposition will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of:

(1)	the excess of the fair market value of the stock at the time of such disposition over the purchase price, or
(2)
the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income.

Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to us by reason of the grant or exercise of rights under the ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the ESPP. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 80,000,000 TO 160,000,000.

(Notice Item 5)

At the Annual Meeting, our stockholders will be asked to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 80,000,000 shares to 160,000,000 shares.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the Company’s common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of the Company common stock. If the amendment to the Company’s Restated Certificate of Incorporation is adopted, it will become effective upon filing of a certificate of amendment of the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

In addition to the 44,930,826 shares of common stock outstanding on May 13, 2013 the Company has reserved 7,868,763 shares for issuance upon exercise of options and restricted shares granted under the Company’s Equity Incentive Plan, of which options to purchase 5,558,204 shares are outstanding as of May 13, 2013. As of May 13, 2013, 10,377,995 shares of the Company common stock are reserved for future issuance pursuant to outstanding the Company warrants. Assuming Proposal 4 is approved, the Company will have reserved 2,100,000 shares of common stock for issuance pursuant to its Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan.

Although at present the Company has no plans to issue the additional shares of common stock that are the subject of this proposal, it desires to have the shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include:

•	raising capital;

•	providing equity incentives to employees, officers or directors;

•	establishing strategic relationships with other companies;

•	expanding the Company’s business or product lines through the acquisition of other businesses, products or companies; and

•	other purposes.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Company’s board of directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the then current board of directors of the Company. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Company’s board of directors currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

The affirmative vote of the majority of shares of the Company’s common stock having voting power outstanding on the record date for the Annual Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 80,000,000 TO 160,000,000, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board knows of no other business that will be presented to the annual meeting.  If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in the proxy statement relating to our 2014 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to April 17, 2014. In accordance with our Second Amended and Restated By-Laws, to be considered for presentation at the 2014 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than 120 days prior to, and no later than 90 days prior to, June 14, 2014. Proposals that are not received in a timely manner will not be voted on at the 2014 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Any such notice must include information specified in our Second Amended and Restated By-Laws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of our stock. All stockholder proposals should be marked for the attention of the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203.

Cleveland BioLabs, Inc.

2013 Employee Stock Purchase Plan
Adopted by the Board of Directors: May 7,  2013
Approved by the Stockholders: ___________,  2013

1.	General; Purpose.

(a) The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock.  The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.

(b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.	Administration.

(a) The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii) To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv) To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v) To suspend or terminate the Plan at any time as provided in Section 12.

(vi) To amend the Plan at any time as provided in Section 12.

(vii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

(viii) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.  Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d) All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	Shares of Common Stock Subject to the Plan.

(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 2,100,000 shares of Common Stock, plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on January 1, 2014 and ending on (and including) January 1, 2023, in an amount equal to the lesser of (i) 10% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year, and (ii) 200,000 shares of Common Stock.  Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(b) If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c) The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.	Grant of Purchase Rights; Offering.

(a) The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board.  Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges.  The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan.  The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c) The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.	Eligibility.

(a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation.  Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years.  In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering.  Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c) No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation.  For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e) Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan.  Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

6.	Purchase Rights; Purchase Price.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b) The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering.  If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.

(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:

(i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.	Participation; Withdrawal; Termination.

(a) An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering).  If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions.  If specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through payment by cash or check prior to a Purchase Date.

(b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company.  The Company may impose a deadline before a Purchase Date for withdrawing.  Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate.  A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c) Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual all of his or her accumulated but unused Contributions.

(d) During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant.  Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(e) Unless otherwise specified in the Offering, the Company will have no obligation to pay interest on Contributions.

8.	Exercise of Purchase Rights.

(a) On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering.  No fractional shares will be issued unless specifically provided for in the Offering.

(b) If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date, without interest.  If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest.

(c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan.  If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date.  If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.

9.	Covenants of the Company.

The Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder.  If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.	Designation of Beneficiary.

(a) The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant.  The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b) If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant.  If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.	Adjustments upon Changes in Common Stock; Corporate Transactions.

(a) In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering.  The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b) In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.	Amendment, Termination or Suspension of the Plan.

(a) The Board may amend the Plan at any time in any respect the Board deems necessary or advisable.  However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.

(b) The Board may suspend or terminate the Plan at any time.  No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c) Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment.  To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code.

13.	Effective Date of Plan.

The Plan will become effective on the Effective Date.  No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the Adoption Date (or if required under Section 12(a) above, the date the Plan is materially amended by the Board).

14.	Miscellaneous Provisions.

(a) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c) The Plan and Offering do not constitute an employment contract.  Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or  be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

(d) The provisions of the Plan will be governed by the laws of the State of New York without resort to that state’s conflicts of laws rules.

15.	Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is adopted by the Board.

(b) “Board” means the Board of Directors of the Company.

(c) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(d) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).  Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(e) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(f) “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(g) “Common Stock” means the common stock of the Company, par value $0.005  per share.

(h) “Company” means Cleveland BioLabs, Inc., a Delaware corporation.

(i) “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(j) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii) a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k) “Director” means a member of the Board.

(l) “Effective Date” means the effective date of the Plan, which is June 14, 2013, the date of the 2013 Annual Meeting of the Stockholders.

(m) “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(n) “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(o) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(q) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable.  Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Sections 409A of the Code.

(r) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(s) “Offering Date” means a date selected by the Board for an Offering to commence.

(t) “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(u) “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(v) “Plan” means this Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan.

(w) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(x) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date.  An Offering may consist of one or more Purchase Periods.

(y) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(z) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

CLEVELAND BIOLABS, INC.

Please mark your votes like this **X**

The Board of Directors recommends that you vote "FOR ALL" nominees in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5.

1. Election of Directors

NOMINEES:

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (indicate excepted nominee to the left)
01 James J. Antal	02 Julia R. Brown	☐	☐	☐
03 Paul E. DiCorleto	04 Andrei Gudkov			
05 David C. Hohn	06 Yakov Kogan			
07 Anthony J. Principi	08 Randy S. Saluck			

____

(Except nominee(s) written above.)

2. Ratification of Meaden & Moore, Ltd. as auditor for the fiscal year ending December 31, 2013

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Approval of the executive compensation of Cleveland BioLabs, Inc. (advisory vote)

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ **Signature** ______________________ **Date** __________, **2013.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

CLEVELAND BIOLABS, INC.

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Cleveland BioLabs, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on June 13, 2013.

Vote Your Proxy on the Internet:

Go to www.cstproxyvote.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by Phone:

Call 1 (866) 894-0537
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

OR

Vote Your Proxy by mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

PROXY

CLEVELAND BIOLABS, INC.

Proxy Solicited on Behalf of the Board of Directors
For The Annual Meeting of Stockholders—June 14, 2013

The undersigned appoints Yakov Kogan and C. Neil Lyons, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the capital stock of Cleveland BioLabs, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on June 14, 2013, or at any adjournment or postponement thereof. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof. The undersigned hereby revokes **ALL** previous proxies given to vote at the Annual Meeting of Stockholders to be held on June 14, 2013, or at any adjournment or postponement thereof.

Unless otherwise marked, a signed proxy will be voted FOR the election of the nominees named in Proposal 1, FOR the ratification of the appointment of Meaden & Moore, Ltd. as independent auditor as described in Proposal 2, FOR the approval of the executive compensation to the Cleveland BioLabs, Inc. (advisory vote) as described in Proposal 3, FOR the approval of the Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan as described in Proposal 4 and FOR the approval of an amendment to Restated Certificate of Incorporation of Cleveland Biolabs, Inc. to increase the authorized number of shares of common stock from 80,000,000 to 160,000,000 as described in Proposal 5.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲